Flexible  Premium
Joint  and  Last  Survivor
Variable  Life
Insurance Policy
issued by
COVA FINANCIAL LIFE
INSURANCE COMPANY COVA VARIABLE LIFE ACCOUNT FIVE


This prospectus describes the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy that we are offering.

We have designed the Policy for use in estate and retirement planning and other insurance needs of individuals. The Policy provides for maximum flexibility by allowing you to vary your premium payments and to change the level of death benefits payable.

You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the following 6 Investment Funds listed below which are offered through our Separate Account. When you purchase a Policy, you bear the complete investment risk. This means that the Accumulation Account Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.

General American Capital Company:

     Advisor: Conning Asset Management Company
         Money Market Fund


Russell Insurance Funds:

     Advisor: Frank Russell Investment
     Management Company
         Multi-Style Equity Fund
         Aggressive Equity Fund
         Non-U.S. Fund
         Real Estate Securities Fund
         Core Bond Fund


Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains information regarding registrants that file electronically with the Commission.

The Policy:

o    is not a bank deposit.

o    is not federally insured.

o    is not endorsed by any bank or government agency.

The Policy is subject to investment risk. You may be subject to loss of principal.

The SEC has not approved the Policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

DATE: May 1, 2000

TABLE OF CONTENTS                                         Page

 SPECIAL TERMS                                               3

 SUMMARY                                                     4
     The Variable Life Insurance Policy                      4
     Purchases                                               4
     Investment Choices                                      4
     Expenses                                                4
     Death Benefit                                           6
     Taxes                                                   6
     Access to Your Money                                    6
     Other Information                                       6
     Inquiries                                               7

PART I                                                       8

  1. THE VARIABLE LIFE INSURANCE POLICY                      8

  2. PURCHASES                                               8
     Application for a Policy                                8
     Premiums                                                8
     Unscheduled Premiums                                    8
     Lapse and Grace Period                                  8
     Reinstatement                                           9
     Allocation of Premium                                   9
     Accumulation Account Value of Your Policy               9
     Method of Determining Accumulation Account Value
        of an Investment Fund                                9
     Net Investment Factor                                  10
     Our Right to Reject or Return a Premium Payment        10

  3. INVESTMENT FUNDS                                       10
     Substitution and Limitations on Further Investments    11
     Transfers                                              11
     Dollar Cost Averaging                                  11
     Portfolio Rebalancing                                  11
     Approved Asset Allocation Programs                     12

  4. EXPENSES                                               12
     Tax Charges                                            12
     Sales Charge                                           12
     Selection and Issue Expense Charge                     12
     Monthly Policy Charge                                  13
     Monthly Cost of Insurance Charge                       13
     Charges for Additional Benefit Riders                  13
     Mortality and Expense Risk Charge                      13
     Surrender Charge                                       14
     Transaction Charges                                    14
     Investment Fund Expenses                               14

  5. DEATH BENEFIT                                          14
     Change of Death Benefit                                15
     Decrease in Face Amount                                15


  6. TAXES                                                  15
     Life Insurance in General                              16
     Taking Money Out of Your Policy                        16
     Diversification                                        16

  7. ACCESS TO YOUR MONEY                                   16
     Policy Loans                                           16
     Loan Interest Charged                                  17
     Security                                               17
     Repaying Policy Debt                                   17
     Partial Withdrawals                                    17
     Pro-Rata Surrender                                     18
     Full Surrenders                                        18

  8. OTHER INFORMATION                                      18
     Cova                                                   18
     Distribution                                           18
     The Separate Account                                   19
     Suspension of Payments or Transfers                    19
     Ownership                                              19
     Adjustment of Charges                                  19

PART II                                                     20
     Executive Officers and Directors                       20
     Voting                                                 22
     Disregard of Voting Instructions                       22
     Legal Opinions                                         22
     Our Right to Contest                                   22
     Additional Benefits                                    22
     Federal Tax Status                                     23
        Introduction                                        23
        Diversification                                     23
        Tax Treatment of the Policy                         24
        Policy Proceeds                                     24
        Tax Treatment of Loans and Surrenders               24
        Multiple Policies                                   25
        Tax Treatment of Assignments                        25
        Qualified Plans                                     25
        Income Tax Withholding                              25
     Reports to Owners                                      25
     Legal Proceedings                                      25
     Experts                                                25
     Financial Statements                                   25

APPENDIX
Illustration of Policy Values                              A-1

SPECIAL TERMS
We have tried to make this prospectus as readable and understandable for you as possible. However, by the very nature of the Policy certain technical words or terms are unavoidable. We have identified some of these terms and provided you with a definition.

Accumulation Account Value -- The total of the amounts credited to the Owner in the Separate Account, the General Account and the Loan Account.

Attained Age -- The Issue Age of an Insured plus the number of completed Policy years.

Beneficiary -- The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Last Insured's death. A Beneficiary may be changed as set forth in the Policy and this prospectus.

Cash Surrender Value -- The Accumulation Account Value of a Policy on the date of surrender, less any Indebtedness, less any unpaid selection and issue expense charge due for the remainder of the first Policy year, less any unpaid monthly Policy charge due for the remainder of the first Policy year, and less any surrender charge.

Face Amount -- The minimum death benefit under the Policy so long as the Policy remains in force before the younger Insured's Attained Age 100.

General Account -- Our assets other than those allocated to the Separate Account or any other separate account.

Indebtedness -- The sum of all unpaid Policy loans and accrued interest on loans.

Insureds -- The persons whose lives are insured under the Policy.

Investment Funds -- Investments within the Separate Account which we make available under the Policy.

Investment Start Date -- The date the initial premium is applied to the General Account and/or the Investment Funds. This date is the later of the Issue Date or the date the initial premium is received at our Service Office.

Issue Age -- The age of each Insured at his or her nearest birthday as of the Issue Date.

Issue Date -- The date as of which insurance coverage begins under a Policy. It is also the date from which Policy anniversaries, Policy years, and Policy months are measured. It is the Effective Date of coverage under the Policy.

Last Insured -- The Insured whose death succeeds the death of all other Insureds under the Policy.

Loan Account -- The account of Cova to which amounts securing Policy Loans are allocated. The Loan Account is part of Cova's General Account.


Loan Subaccount -- A Loan Subaccount has been established for the General Account and for each Investment Fund. Any Accumulation Account Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Accumulation Account Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

Monthly Anniversary -- The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium -- The premium paid, less the premium tax charge, less the Federal tax charge, less the sales charge.

Owner -- The owner of a Policy, as designated in the application or as subsequently changed.

Policy -- The flexible premium joint and last survivor variable life insurance Policy offered by us and described in this prospectus.

Pro-Rata Surrender -- A requested reduction of both the Face Amount and the Accumulation Account Value by a given percentage.

Separate Account -- Cova Variable Life Account Five, a separate investment account established by Cova to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by you to provide variable benefits.

Service Office-- Cova Financial Life Insurance Company, P.O. Box 66757, St. Louis, MO 63166-6757.

Target Premium -- A premium calculated when a Policy is issued, based on the Insureds' joint age, sex (except in unisex policies) and risk class. The Target Premium is used to calculate the first year's premium expense charge, the surrender charge, and agent compensation under the Policy.

Valuation Date -- Each day that the New York Stock Exchange (NYSE) is open for trading and Cova is open for business. Cova is open for business every day that the NYSE is open for trading.

Valuation Period -- The period between two successive Valuation Dates, commencing at the close of the NYSE (usually 4:00 p.m. Eastern Standard Time) on a Valuation Date and ending with the close of the NYSE on the next succeeding Valuation Date.

The prospectus is divided into three sections: the Summary, Part I and Part II. The sections in the Summary correspond to sections in Part I of this prospectus which discuss the topics in more detail. Part II contains even more detailed information.

SUMMARY

1. THE VARIABLE LIFE INSURANCE POLICY

The variable life insurance Policy is a contract between you, the Owner, and us, an insurance company. The Policy provides for the payment of a death benefit to your selected Beneficiary upon the death of both of the persons Insured. This death benefit is distributed free from Federal income taxes. The Policy can be used as part of your estate planning or used to save for retirement. The Insureds are the persons you choose to have their lives insured under the Policy. You, the Owner, can also be one of the Insureds, but you do not have to be.

The Policy described in this prospectus is a flexible premium joint and last survivor variable life insurance policy. The Policy is "flexible" because:

o    the frequency and amount of premium payments can vary;

o    you can choose between death benefit options; and

o    you can change the amount of insurance coverage.

The Policy is "variable" because the Accumulation Account Value of your Policy, when allocated to the Investment Funds, may increase or decrease depending upon the investment results of the selected Investment Funds. The duration of your Policy may vary, and under certain circumstances, so may your death benefit.

So long as either Insured is alive, you can surrender the Policy for all or part of its Cash Surrender Value. You may also obtain a Policy loan, using the Policy as security. We will pay a death benefit when the Last Insured dies.

We make available a number of riders to meet a variety of your estate planning needs. The minimum face amount of insurance that we offer is $100,000.



2. PURCHASES

You purchase the Policy by completing the proper forms. Your registered representative can help you. In some circumstances, we may contact you for additional information regarding the Insureds. We may require each of the Insureds to provide us with medical records, a physician's statement or a complete paramedical examination.

The minimum initial premium we accept is computed for you based on the Face Amount you request. The Policy is designed for the payment of subsequent premiums. You can establish planned annual premiums. The minimum subsequent premium that we accept is $10.



3. INVESTMENT CHOICES

You can put your money in our General Account or in any or all of the Investment Funds. A detailed description of the Investment Funds, their investment policies, restrictions, risks, and charges is contained in the prospectuses for each Investment Fund. You should read the prospectuses carefully.



4. EXPENSES

We make certain deductions from your premiums, your Accumulation Account Value and from the Investment Funds. These deductions are made for taxes, mortality and expense risks, administrative expenses, sales charges, the cost of providing life insurance protection and for the cost associated with the management and investment operations of the Investment Funds. These deductions are summarized as follows:

o Deductions from each premium payment.

Tax Charges. We currently deduct 1.3% of each premium payment to pay the Federal tax charge. We also deduct a Premium Tax Charge currently equal to 2.35% to pay the state and local premium taxes.

Sales Charge. The Sales Charge, which is also referred to as the percent of premium charge, is determined as follows:

(1) in the first Policy year, 15% of the amount you pay up to the Target Premium, and 5% of the amount you pay over the Target Premium;

(2)  in the 2nd through 10th Policy years, 5% of the actual premium you pay; and

(3)  in the 11th Policy year and later, 2% of the actual premium you pay.

o Monthly deductions from your Accumulation Account Value.

Selection and Issue Expense Charge. During the first 10 Policy years, we assess a charge of up to 1% per $1000 of Face Amount. This charge varies by Issue Age, risk class and sex (except in unisex policies) of the Insureds.

Monthly Policy Charge. This charge is equal to $25 per month for the first Policy year, and $6 per Policy month thereafter. This amount is deducted from the Accumulation Account Value of your Policy on the Investment Start Date and each Monthly Anniversary date.

Monthly Cost of Insurance. This amount is deducted monthly from your Accumulation Account Value on the Investment Start Date and each Monthly Anniversary date. The amount of the deduction varies with the age, sex (except in unisex policies), risk class of the Insureds, duration, and the amount of death benefit at risk.

Charges for Additional Benefit Riders. On each Monthly Anniversary date, the amount of the charge, if any, for additional benefit riders is determined in accordance with the rider and is shown on the specifications page of your Policy.

o Deductions from the Investment Funds.

Mortality and Expense Risk Charge. This risk charge is guaranteed not to exceed, on an annual basis, 0.55% of the average value of each of your Investment Funds and is deducted each Valuation Date.

The current risk charge depends on the number of years your Policy has been in force and is as follows:

     Years       Daily Charge Factor        Annual Equivalent
    --------     --------------------     -------------------

     1-10              .0015027%                 0.55%
     11-20             .0012301%                 0.45%
     21+               .0009572%                 0.35%

This deduction is guaranteed not to increase while the Policy is in force. We will not increase the mortality and expense risk charge to .55% in years 11 and beyond.



Investment Fund Expenses
Annual Fund Operating Expenses (as a percentage of average net assets)

                                                                                                                 Total Annual
                                                                 Management Fees                                 Fund Expenses
                                                              (after reimbursement                           (after reimbursement
Investment Funds                                            and/or waivers as noted)   Other Fund Expenses and/or waivers as noted)
------------------------------------------------------------------------------------------------------------------------------------
General American Capital Company
Advisor: Conning Asset Management Company
       Money Market Fund                                             0.125%                   0.08%                  0.205%
------------------------------------------------------------------------------------------------------------------------------------


Russell Insurance Funds*
Advisor: Frank Russell Investment Management Company
       Multi-Style Equity Fund                                        0.77%                   0.15%                  0.92%
       Aggressive Equity Fund                                         0.86%                   0.39%                  1.25%
       Non-U.S. Fund                                                  0.75%                   0.55%                  1.30%
       Real Estate Securities Fund                                    0.85%                   0.30%                  1.15%
       Core Bond Fund                                                 0.54%                   0.26%                  0.80%
------------------------------------------------------------------------------------------------------------------------------------

*The manager of Russell Insurance Funds, Frank Russell Investment Management Company, has contractually agreed to waive, at least until April 30, 2001, a portion of the management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed the amounts set forth above under "Total Annual Fund Expenses" and to reimburse the Fund for all remaining expenses, after fee waivers which exceed the amount set forth above for each Fund under "Total Annual Fund Expenses." Absent such waiver and reimbursement, the management fees and total operating expenses would be .78% and .93% for the Multi-Style Equity Fund; .95% and 1.34% for the Aggressive Equity Fund; .95% and 1.50% for the Non-U.S. Fund; and .60% and .86% for the Core Bond Fund.

o Deductions for surrenders, partial withdrawals and transfers.

Surrender Charge. A Surrender Charge may be deducted in the event you make a full or partial withdrawal of your Policy. If you surrender your Policy or let it lapse during the first ten Policy years, we will keep part of the Accumulation Account Value of your Policy to help us recover the costs of selling and issuing the Policy.

The Surrender Charge is 45% of the Target Premium if you surrender the Policy or let it lapse during the first five Policy years. Afterwards, the amount of the Surrender Charge goes down each month. After the 10th Policy year there is no charge. A Surrender Charge will apply to any decrease in Face Amount.

There is a table in your Policy that shows the amount of the Target Premium and the percentage of the Surrender Charge for each month.

If you make a partial withdrawal from your Policy, we will charge a pro-rated portion of the Surrender Charge. There may also be a Partial Withdrawal Fee charged.

Partial Withdrawal Fee and Transfer Fee. The first 12 requested transfers or partial withdrawals in a Policy year are free. For each partial withdrawal or transfer in excess of 12 in a Policy year, there is a fee assessed which is currently equal to $25.



5. DEATH BENEFIT

The amount of the death benefit depends on:

o    the Face Amount of your Policy;

o    the death benefit option in effect at the time of the Last Insured's death;
     and

o    under some circumstances the Accumulation Account Value of your Policy.

There are three death benefit options: Option A, Option B and Option C. If death benefit Option A is in effect, the death benefit is the greater of your total Face Amount in effect or the Accumulation Account Value of your Policy on the date of the Last Insured's death multiplied by the applicable factor. Under this option, the amount of the death benefit is fixed, except when we use the factor to determine the benefit percentage.

If death benefit Option B is in effect, the death benefit is the greater of your total Face Amount in effect plus the Accumulation Account Value of your Policy on the date of the Last Insured's death, or the Accumulation Account Value of your Policy multiplied by the applicable factor. Under this option, the amount of the death benefit is variable (but will never be less than the Face Amount).

If death benefit Option C is in effect, the death benefit is the greater of your total Face Amount in effect or the Accumulation Account Value on the date of the Last Insured's death multiplied by an Attained Age factor.

So long as the Policy remains in force, prior to the younger Insured's Attained Age 100, the minimum death benefit will be at least the current Face Amount.

Under certain circumstances you can change death benefit options. You can also decrease the Face Amount under certain circumstances.

At the time of application for a Policy, you designate a Beneficiary who is the person or persons who will receive the death proceeds. You can change your Beneficiary unless you have designated an irrevocable Beneficiary. The Beneficiary does not have to be a natural person.



6. TAXES

Your Policy has been designed to comply with the definition of life insurance in the Internal Revenue Code. As a result, the death proceeds paid under the Policy should be excludable from the gross income of your Beneficiary. However, estate taxes may apply. Any earnings in your Policy are not taxed until you take them out. The tax treatment of the loan proceeds and surrender proceeds will depend on whether the Policy is considered a Modified Endowment Contract (MEC). Proceeds taken out of a MEC are considered to come from earnings first and are includible in taxable income. If you are younger than 591/2 when you take money out of a MEC, you may also be subject to a 10% Federal tax penalty on the earnings withdrawn.



7. ACCESS TO YOUR MONEY

You can terminate your Policy at any time during the lifetime of either Insured and we will pay you the Cash Surrender Value of your Policy. At any time during either of the Insureds' lifetimes and before the Policy has terminated, you may withdraw a part of your Accumulation Account Value subject to the requirements of the Policy. When you terminate your Policy or make a partial withdrawal, a surrender charge and partial withdrawal fee may be assessed.

You can also borrow against the Accumulation Account Value of your Policy.



8. OTHER INFORMATION

Free Look. You can cancel the Policy within 20 days after you receive it or the 45th day after you sign your application, whichever period ends later. We will refund all premiums paid. In the state of California, if you are 60 years or older on the Issue Date, you can cancel your Policy within 30 days after you receive it in which case we will refund your Policy's Account Value plus any fees and charges (i.e., premium tax charge, Federal tax charge, selection and issue expense charge, cost of insurance, monthly Policy charge, percent of premium charge, and mortality and expense risk charge) deducted from the Account Value as of the day we receive your returned Policy. Upon completion of the underwriting process, we will allocate your initial Net Premium to the Money Market Fund until the reallocation date, which occurs upon the expiration of the free look period. After that, we will invest your Policy's Accumulation Account Value and any subsequent premiums as you requested.

Who Should Purchase the Policy? The Policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their policies through investment in the Investment Funds. The Policy offers the following to individuals:

o    create or conserve one's estate;

o    supplement retirement income; and

o    access to funds through loans and surrenders.

If you currently own a variable life insurance policy on the life of one of the Insureds, you should consider whether the purchase of the Policy is appropriate.

Also, you should carefully consider whether the Policy should be used to replace an existing Policy on the life of one of the Insureds.

Additional Features. The following additional features are offered:

o you can arrange to have a regular amount of money automatically transferred from the Money Market Fund to selected Investment Funds each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature Dollar Cost Averaging.

o you can arrange to automatically readjust your Accumulation Account Value between Investment Funds periodically to keep the allocation you select. We call this feature Portfolio Rebalancing.

o we also offer a number of additional riders that are common to life insurance policies.

These features and riders may not be available in your state and may not be suitable for your particular situation.



9. INQUIRIES

If you need more information about purchasing a Policy, please contact us at:

     Cova Life Sales Company
     One Tower Lane, Suite 3000
     Oakbrook Terrace, IL 60181
     800-523-1661

If you need Policyowner service (such as changes in Policy information, inquiry into Policy values, or to make a loan), please contact us at our Service Office:

     Cova Financial Life Insurance Company
     P.O. Box 66757
     St. Louis, MO 63166-6757
     (800) 357-4419

PART I

1.   THE VARIABLE LIFE INSURANCE POLICY

The variable life insurance Policy is a contract between you, the Owner, and us, an insurance company. This kind of Policy is most commonly used for retirement planning and/or estate planning.

The Policy provides for life insurance coverage on the Insureds. It has an Accumulation Account Value, a death benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance policy, the value of your Policy will increase or decrease depending upon the investment experience of the Investment Funds you choose. The duration or amount of the death benefit may also vary based on the investment performance of the underlying Investment Funds. To the extent you select any of the Investment Funds, you bear the investment risk. If your Accumulation Account Value less any loans, loan interest accrued, unpaid selection and issue charge due for the remainder of the first Policy year, and if surrender charges and any partial withdrawal fee is insufficient to pay the monthly deductions, the Policy may terminate.

Because the Policy is like traditional and universal life insurance, it provides a death benefit which is paid to your named Beneficiary. When both of the Insureds die, the death proceeds are paid to your Beneficiary which should be excludable from the gross income of the Beneficiary. The tax-free death proceeds make this an excellent way to accumulate money you do not think you will use in your lifetime. It is also a tax-efficient way to provide for those you leave behind. If you need access to your money, you can borrow from the Policy, make a total surrender or a partial withdrawal.



2.   PURCHASES


Application for a Policy
In order to purchase a Policy, you must submit an application to us that requests information about both of the proposed Insureds. In some cases, we will ask for additional information. We may request that the proposed Insureds provide us with medical records, a physician's statement or possibly require other medical tests.


Premiums
Before coverage begins under a Policy, the application and the premium must be in good order as determined by our administrative rules. You may receive a copy of a Policy before that time for examination but there will be no coverage. Each premium after the initial premium must be at least $10. The Policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.

You can establish a schedule of planned premiums. We will send you billing notices for these premium payments. A failure to pay such a premium payment will not itself cause the Policy to lapse.


Unscheduled Premiums
You can make additional unscheduled premium payments at any time while the Policy is in force. However, in order to preserve the favorable tax status of the Policy, we may limit the amount of the premiums and may return any premiums that exceed the limits stated under the Internal Revenue Code.

If Cova receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then Cova reserves the right to:

(1)  refuse that premium payment; or

(2)  require additional evidence of insurability before it accepts the premium.


Lapse and Grace Period
During the first 5 Policy years, your Policy will not lapse if the Cash Surrender Value of your Policy is insufficient to pay for the monthly deductions when:

o the sum of all premiums paid on the Policy (reduced by any partial withdrawals and any outstanding loan balance) is at least equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date.

The No Lapse Monthly Premium amount is found on the specifications page of your Policy. This amount may be modified if you change your Face Amount, make a change in the premium class of the Insureds within 5 years of the Issue Date, or if there is an addition or deletion of a rider.

Lapse will occur if:

o the Cash Surrender Value is not sufficient to cover the monthly deduction (except for reasons stated above);

o the sum of all the premiums you paid into the Policy (reduced by any partial withdrawal or any outstanding loan balance) is less than the No Lapse Monthly Premium; and

o    a grace period expires without a sufficient premium payment.

When a Policy is about to terminate, the Policy provides a grace period in order for you to make a premium payment or a loan repayment to keep your Policy in force. The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is insufficient to meet the next monthly deduction. We will notify you by mail of the amount of additional premium that must be paid to keep the Policy from terminating. If we do not receive the required amount within the grace period, the Policy will lapse and terminate without Accumulation Account Value.

If the Last Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.


Reinstatement
If your Policy terminated at the end of a grace period, you can request that we reinstate it (restore your insurance coverage) anytime within 5 years after its termination. To reinstate your Policy you must:

o    submit a written request for reinstatement;

o submit proof satisfactory to us that both of the Insureds are still insurable at the risk class that applies for the latest Face Amount portion then in effect (if only one Insured is alive on the date the Policy lapsed, you need only submit proof for the living Insured);

o pay a Net Premium large enough to cover the monthly deductions that were due at the time of lapse and 2 times the monthly deduction due at the time of reinstatement; and

o pay an amount large enough to cover any loan interest due and unpaid at the time of lapse.

The reinstatement date is the date on or following the day we approve the application for reinstatement. The Accumulation Account Value of your Policy on the reinstatement date is equal to:

o    the amount of any Policy loan reinstated;

o increased by the Net Premiums paid at reinstatement, any Policy loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse.

The Policy may not be reinstated if it has been surrendered or if an Insured who was living at the time of lapse dies before the reinstatement date. There will be a full monthly deduction for the Policy month which includes the reinstatement date.


Allocation of Premium
When we receive a premium from you, we deduct:

o    a Tax Charge for premium taxes and Federal taxes; and

o    a Sales Charge.

The premium less these charges is referred to as the Net Premium. Your Net Premium is allocated to the General Account or one or more of the Investment Funds, as selected by you.

When we issue you a Policy, we automatically allocate your initial premium to the Money Market Fund. Once the free look period expires, the Accumulation Account Value of your Policy is allocated to the General Account and/or the Investment Funds in accordance with your selections requested in the application. For any chosen allocation, the minimum percentage that may be allocated is 5% of the Net Premium and the percentages must be in whole numbers. This allocation is not subject to the transfer fee provision. However, we reserve the right to limit the number of selections that you may invest in at any one time.


Accumulation Account Value of Your Policy
The Accumulation Account Value equals the sum of the amounts in the General Account, the Investment Funds you have selected, and the Loan Account.




Method of Determining Accumulation
Account Value of an Investment Fund
The value of your Policy will go up or down depending upon the investment performance of the Investment Fund(s) you choose and the charges and deductions made against your Policy.

The Accumulation Account Value of the Investment Funds is determined for each Valuation Period. When we apply your initial premium to an Investment Fund, the Accumulation Account Value equals the Net Premium allocated to the Investment Fund, minus the monthly deduction(s) due from the Issue Date through the Investment Start Date. Thereafter, on each Valuation Date, the Accumulation Account Value in an Investment Fund will equal:

(1) The Accumulation Account Value in the Investment Fund on the preceding Valuation Date, multiplied by the Investment Fund's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Investment Fund; plus

(3) Any loan repayments allocated to the Investment Fund during the current Valuation Period; plus

(4) Any amounts transferred to the Investment Fund from the General Account or from another Investment Fund during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Investment Fund during the current Valuation Period; minus

(6) Any amounts transferred from the Investment Fund to the General Account, Loan Account, or to another Investment Fund during the current Valuation Period (including any transfer charges); minus

(7) Any partial withdrawals from the Investment Fund during the current Valuation Period; minus

(8) Any withdrawal due to a Pro-Rata Surrender from the Investment Fund during the current Valuation Period; minus

(9) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Investment Fund in connection with a partial withdrawal or Pro-Rata Surrender; minus

(10) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Investment Fund during the current Valuation Period to cover the Policy month which starts during that Valuation Period.


Net Investment Factor
The Net Investment Factor measures the investment performance of an Investment Fund during a Valuation Period. The Net Investment Factor for each Investment Fund for a Valuation Period is calculated as follows:

(1)  The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Investment Fund for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by us to be properly attributable to the Investment Funds, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Investment Fund; minus

(5) The mortality and expense risk charge equal to a percentage of the average net assets for each day in the Valuation Period. This charge, for mortality and expense risks, is determined by the length of time the Policy has been in force. It will not exceed the amounts shown in the following table:

        Policy           Percentage of        Effective
        Years            Avg. Net Assets      Annual Rate
       ---------         ----------------    ----------------
        1-10                 0.0015027            0.55%
        11-20                0.0012301            0.45%
        21+                  0.0009572            0.35%

     divided by

(6) The value of the assets at the end of the preceding Valuation Period.


Our Right to Reject or Return a Premium Payment
In order to receive the tax treatment for life insurance under the Internal Revenue Code (Code), a Policy must initially qualify and continue to qualify as life insurance under the Code. To maintain this qualification, we have reserved the right under the Policy to return any premiums paid which we have determined will cause the Policy to fail as life insurance. We also have the right to make changes in the Policy or to make a distribution to the extent we determine this is necessary to continue to qualify the Policy as life insurance. Such distributions may have current income tax consequences to you.

If subsequent premiums will cause your Policy to become a Modified Endowment Contract (MEC) we will contact you prior to applying the premium to your Policy. If you elect to have the premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the premiums.



3.   INVESTMENT FUNDS

There are currently 6 Investment Funds available in connection with the Policy we are offering here. The Investment Funds are offered through one of two open-end, diversified management investment companies: General American Capital Company and Russell Insurance Funds.


Purchasers should read this prospectus and the prospectuses for the above listed investment companies carefully before investing.

The following is a list of the Investment Funds and investment managers available under the Policy:


GENERAL AMERICAN CAPITAL COMPANY
   Advisor: Conning Asset Management Company
   Money Market Fund


RUSSELL INSURANCE FUNDS
   Advisor: Frank Russell Investment Management Company
   Multi-Style Equity Fund
   Aggressive Equity Fund
   Non-U.S. Fund
   Real Estate Securities Fund
   Core Bond Fund

The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same advisers.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment  grade  debt  securities,  initial  public  offerings  (IPOs)  or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

We may enter into  certain  arrangements  under which we are  reimbursed  by the
Investment   Funds'   advisers,   distributors   and/or   affiliates   for   the
administrative services which we provide to the Funds.


Substitution and Limitations on Further Investments
We may substitute one of the Investment Funds you have selected with another Investment Fund. We will not do this without the prior approval of the Securities and Exchange Commission. We may also limit further investment in an Investment Fund. We will give you notice of our intention to do this.

Transfers
At your request, we will transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to and from the General Account (subject to restrictions). The minimum amount that can be transferred is the lesser of the minimum transfer amount (currently $500), or the total value in an Investment Fund or the General Account. You can make twelve transfers or partial withdrawals in a Policy year without charge. We currently charge a transfer fee of $25 for additional transfers in a Policy year.

You cannot make a transfer out of our General Account in the first Policy year. The maximum amount you can transfer from the General Account in any Policy year after the 1st is the greater of:

(a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy year; or

(b) the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy.

Transfers resulting from Policy loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy year.

We have not designed this Policy or the underlying Investment Funds for use by professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers. If it appears that there is a pattern of exchanges that coincides with a "market timing" strategy and are disruptive to the Investment Funds, the transfer will be refused. Policies under common ownership or control may be aggregated for purposes of transfer limits. We will coordinate with the Fund managers to restrict the transfer privilege or reject any specific premium allocation request for any person, if, in the Investment Fund manager's judgment, the Investment Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may at any time revoke, modify, or limit the transfer privilege.


Dollar Cost Averaging
Dollar cost averaging is a program which enables you to allocate specified dollar amounts from the Money Market Fund to other Investment Funds on a monthly basis. By allocating amounts on a monthly basis, you may be less susceptible to the impact of market fluctuations.

Dollar cost averaging may be selected by completing the proper forms. The minimum transfer amount is $100. The minimum amount that can be allocated to an Investment Fund is 5% of the amount transferred. You can elect to participate in this program at any time by properly completing the dollar cost averaging election form.

Dollar cost averaging will terminate when any of the following occurs:

1)   the value of the Money Market Fund is completely depleted; or

2)   you request termination in writing.

There is no current charge for dollar cost averaging but we reserve the right to charge for this program in the future. Transfers made under dollar cost averaging do not count against the total of 12 transfers allowed without charge in a Policy year. Dollar cost averaging cannot be used simultaneously with the portfolio rebalancing program.


Portfolio Rebalancing
Over time, the funds in the General Account and the Investment Funds will accumulate at different rates as a result of different investment returns. You may direct us to automatically restore the balance of the Accumulation Account Value in the General Account and in the Investment Funds to the percentages determined in advance. There are two methods of rebalancing available -- periodic and variance.

Periodic Rebalancing. Under this option you elect a frequency (monthly, quarterly, semiannually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the Investment Funds and/or General Account to reallocate the Accumulation Account Value according to the investment percentages you elected.

Variance Rebalancing. Under this option you elect a specific allocation percentage for the General Account and each Investment Fund. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific Investment Funds and/or the General Account from being rebalanced. On each Monthly Anniversary we will review the current balances to determine whether any Investment Fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage. If any Investment Fund is outside of the variance range, we will generate transfers to rebalance all of the specified Investment Funds and/or the General Account back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy year before a charge is applied.

You may elect either method of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in force Policy, or may cancel it, by submitting a change form acceptable to us.

We reserve the right to suspend portfolio rebalancing at any time on any class of policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy year in accordance with our administrative rules. Portfolio rebalancing cannot be used simultaneously with the dollar cost averaging program.


Approved Asset Allocation Programs
We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of their money among the Investment Funds available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules.

Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the Investment Funds, and should we become aware of such disruptive practices, we may modify the transfer privilege either on an individual or class basis.

If you participate in an Approved Asset Allocation Program, the transfers made under the program are not taken into account in determining any transaction charges.



4.   EXPENSES

There are charges and other expenses associated with the Policy that reduce the return on your investment in the Policy. The charges and expenses are:


Tax Charges
There are charges for Federal taxes, and state and local premium taxes which are deducted from each premium payment. The Federal tax charge is currently 1.3% of each premium. The premium tax charge currently is 2.35% of premium payments. If the tax rates change, we may change the amount of the deduction to cover the new rate.


Sales Charge
A sales charge will be deducted from each premium payment to partially compensate us for expenses incurred in distributing the Policy and any additional benefits provided by riders. We currently intend to deduct a sales charge determined according to the following schedule:

   Policy Year 1:     15% of premium up to Target Premium; 5%
                      of premium above Target Premium
   Policy Years 2-10: 5% of all premium paid
   Policy Years 11+:  2% of all premium paid

The expenses covered by the sales charge include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. Where policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for the sales charge is used to pay distribution expenses and other costs associated with these additional coverages.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.


Selection and Issue Expense Charge
During the first ten Policy years, we generally assess a monthly selection and issue expense charge to cover the costs associated with the underwriting and issue of the Policy. The monthly charge per $1,000 of Face Amount ranges from approximately 4 cents to one dollar, and varies by Issue Age, risk class, and (except on unisex Policies) sex of the Insureds.


Monthly Policy Charge
We deduct a monthly policy charge on the Investment Start Date and each Monthly Anniversary date. The charge is equal to $25 per Policy month for the first Policy year. Thereafter, it is $6 per Policy month guaranteed not to increase while the Policy is in force.

The charge reimburses us for expenses incurred in the administration of the Policies. Such expenses include: confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for policyowner servicing and all accounting, valuation, regulatory and updating requirements.


Monthly Cost of Insurance Charge
This charge compensates us for the insurance coverage we provide in the month following the charge. The monthly cost of insurance charge for each Policy month equals the total of the insurance risk charges for the Policy month for each Face Amount portion then in effect.

The monthly cost of insurance charge is deducted on each Monthly Anniversary for the following Policy month. The monthly cost of insurance charge is determined in a manner that reflects the anticipated mortality of both Insureds and the fact that the death benefit is not payable until the death of the Last Insured. Because the monthly cost of insurance charge depends upon a number of variables, the charge will vary for each Policy month. We will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk (defined below) for each Policy month.

The monthly cost of insurance rates are determined at the beginning of each Policy year. The rates will be based on the Attained Age, duration, rate class, and (except for unisex policies) sex of the Insureds at issue. The monthly cost of insurance rates generally increase as the Insureds' Attained Ages increase.

The rate class of the Insureds also will affect the cost of insurance rate. For the initial Face Amount, we will use the rate class on the Issue Date. If the death benefit equals a percentage of Accumulation Account Value, an increase in Accumulation Account Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the initial Face Amount.

We currently place Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk.

Actual monthly cost of insurance rates may change, and the actual monthly cost of insurance charge will be determined by us based on our expectations as to future mortality experience. However, the actual monthly cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG for sex distinct policies and policies issued in qualified pension plans). All Policies are based on the Attained Ages of the Insureds. Higher rates apply if either Insured is determined to be in a substandard risk class.

In two otherwise identical policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Non-smoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the non-smoker rate class.)

The net amount at risk for a Policy month is:

(1) the death benefit at the beginning of the Policy month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); less

(2)  the Accumulation Account Value at the beginning of the Policy month.

In calculating the monthly cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.


Charges for Additional Benefit Riders
The amount of the charge, if any, each Policy month for additional benefit riders is determined in accordance with the rider and is shown on the specifications page of your Policy.


Mortality and Expense Risk Charge
We will deduct a daily charge from the Investment Funds. The amount of the deduction is determined as a percentage of the average net assets of each Investment Fund. The current daily deduction percentages, and the equivalent effective annual rates, are:

                        Daily
      Policy            Charge              Annual
      Years             Factor              Equivalent
     --------          -----------          -----------
      1-10              .0015027%              0.55%
      11-20             .0012301%              0.45%
      21+               .0009572%              0.35%

This deduction is guaranteed not to increase while the Policy is in force. This risk charge compensates us for assuming the mortality and expense risks under the Policy. The mortality risk assumed by us is that the Insureds, as a group, may not live as long as expected. The expense risk assumed by us is that actual expenses may be greater than those assumed. We expect to profit from this charge.




Surrender Charge
For up to 10 years after the Issue Date, we will impose a contingent deferred sales charge, also referred to as a surrender charge, when the following occur:

o    upon surrender or lapse of the Policy;

o    upon a partial withdrawal;

o    upon a Pro-Rata Surrender; or

o    upon a decrease in Face Amount.

The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy years having elapsed since the Policy was issued.

The surrender charge compensates us for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the prospectus and sales literature.

The surrender charge percentage is shown in the following table.

  If surrender or lapse occurs in   The percentage of the annual
  the last month of Policy year:    Target Premium payable is:
 ------------------------------    ----------------------------

          1 through 5                         45%
               6                              40%
               7                              30%
               8                              20%
               9                              10%
         10 and later                         0%

The Target Premium (on which we base the surrender charge) is shown in your Policy. As shown above, the maximum surrender charge is 45% of the annual Target Premium payable.

In addition, the percentages are reduced equally for each Policy month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth year to 30% at the end of the seventh year. This table may be modified if required by law or regulation of the governing jurisdiction.

The amount of the surrender charge deducted upon a partial withdrawal or Pro-Rata Surrender will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the withdrawal by the Accumulation Account Value before the withdrawal and multiplying the result by the surrender charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

A surrender charge will apply when there is a decrease in Face Amount for up to 10 years from the Policy's Issue Date. A partial withdrawal may cause a decrease in Face Amount and therefore, we may deduct a surrender charge. If the Face Amount is decreased by some fraction of any previous increases in Face Amount and/or the Face Amount at issue, the surrender charge deducted will be the previously defined surrender charge multiplied by the fraction.


Transaction Charges
There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy year. We will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.


Investment Fund Expenses
The expenses of the Investment Funds are shown in the summary.

The value of the net assets of the Investment Funds will reflect the investment advisory fee and other expenses incurred by the underlying investment companies.

The Investment Fund expenses are collected from the underlying Investment Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Accumulation Account Value. Expenses of the Funds are not fixed or specified under the terms of the Policy, and actual expenses may vary. These underlying Investment Fund expenses are taken into consideration in computing each Investment Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Investment Fund. The information relating to the Investment Fund expenses was provided by the Investment Funds and was not independently verified by us. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.



5.   DEATH BENEFIT

The amount of the death benefit depends on the total Face Amount, the Accumulation Account Value of your Policy on the date of the Last Insured's death and the death benefit option (Option A, Option B, or Option C) in effect at that time. The actual amount we will pay the Beneficiary will be reduced by any Indebtedness.

The initial Face Amount and the death benefit option in effect on the Issue Date are shown on the specifications page of your Policy.

Option A. The amount of the death benefit under Option A is the greater of:

o    the Face Amount; or

o the Accumulation Account Value of your Policy on the date of the Last Insured's death multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Accumulation Account Value Table For Younger Insureds Less than Age 100" shown below.


Option B. The amount of the death benefit under Option B is the greater of:

o the Face Amount plus the Accumulation Account Value of your Policy on the date of the Last Insured's death; or

o the Accumulation Account Value of your Policy on the date of the Last Insured's death multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Accumulation Account Value Table For Younger Insureds Less than Age 100" shown below.

            Applicable Percentage of Accumulation Account Value Table
                     For Younger Insureds Less Than Age 100

    Younger Insured          Policy Accumulation Account
    Person's Age             Value Multiple Percentage
   ----------------         -----------------------------

    40 or under                         250%
        45                              215%
        50                              185%
        55                              150%
        60                              130%
        65                              120%
        70                              115%
     78 to 90                           105%
     95 to 99                           101%

For ages that are not shown in this table the applicable percentage multiples will decrease by a ratable portion for each full year.

Option C. The amount of the death benefit under Option C is the greater of:

o    the Face Amount; or

o the Accumulation Account Value of your Policy on the date of the Last Insured's death multiplied by the applicable factor from the Table of Attained Age Factors shown in your Policy.

If your Policy is in force after the younger Insured's Attained Age is 100, then the Death Benefit will be 101% of the Policy's Accumulation Account Value.


Change of Death Benefit
If the Policy was issued with either death benefit Option A or death benefit Option B, the death benefit option may be changed. A Policy issued under death benefit Option C may not be changed for the entire lifetime of the Policy. Similarly, a Policy issued under either death benefit Option A or B may not change to death benefit Option C for the lifetime of the Policy. A request for change must be made to us in writing. The Effective Date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

A death benefit Option A Policy may be changed to have death benefit Option B. The Face Amount will be decreased to equal the death benefit less the Accumulation Account Value on the Effective Date of the change. Satisfactory evidence of insurability must be submitted to us in connection with a request for a change from death benefit Option A to death benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A death benefit Option B Policy may be changed to have death benefit Option A. The Face Amount will be increased to equal the death benefit on the Effective Date of the change.

A change in death benefit option may have Federal income tax consequences.


Decrease in Face Amount
Subject to certain limitations set forth below, you may decrease (but not increase) the Face Amount of a Policy once each Policy year after the first Policy year. A written request is required for a reduction in the Face Amount. A reduction in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. A reduction in the Face Amount of a Policy may have Federal income tax consequences.

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by us. The amount of the requested decrease must be at least $5,000 ($2,000 for Policies issued in qualified pension plans) and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. If you decrease the Face Amount and the Policy does not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited or the Accumulation Account Value may be returned to you (at your election), to the extent necessary to meet these requirements.



6.   TAXES

NOTE: We have prepared the following information on Federal income taxes as a general discussion of the subject. It is not intended as tax advice to anyone. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in Part II.


Life Insurance in General
Life insurance, such as this Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code for life insurance.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. Beneficiaries generally are not taxed when they receive the death proceeds upon the death of the Last Insured. However, estate taxes may apply.


Taking Money Out of Your Policy
You, as the Owner, will not be taxed on increases in the value of your Policy until a distribution occurs either as a surrender or as a loan. If your Policy is a MEC, any loans or surrenders from the Policy will be treated as first coming from earnings and then from your investment in the Policy. Consequently, these earnings are included in taxable income.

The Internal Revenue Code (Code) also provides that any amount received from a MEC which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or (3) in a series of substantially equal payments made annually (or more frequently) for the life (or life expectancy) of the taxpayer.

If your Policy is not a MEC, any surrender proceeds will be treated as first a recovery of the investment in the Policy and to that extent will not be included in taxable income. Furthermore, any loan will be treated as Indebtedness under the Policy and not as a taxable distribution. See "Tax Status" in Part II for more details.

Diversification
The Code provides that the underlying investments for a variable life insurance policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the Investment Funds are being managed so as to comply with such requirements.

Under current Federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us would be considered the owner of the shares of the Investment Funds. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent Owners are permitted to select Investment Funds, to make transfers among the Investment Funds or the number and type of Investment Funds Owners may select from. If guidance from the Internal Revenue Service is provided which is considered a new position, the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Policy, could be treated as the owner of the Investment Funds. Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.



7.   ACCESS TO YOUR MONEY


Policy Loans
We will loan money to you at the loan interest rate we establish. The request by you for a loan must be in writing.

You may borrow an amount up to the loan value of the Policy. The loan value is:

o the Accumulation Account Value of the Policy on the date the loan request is received; less

o    interest to the next loan interest due date; less

o    anticipated monthly deductions to the next loan interest due date; less

o    any existing loan; less

o    any surrender charge; plus

o interest expected to be earned on the loan balance to the next loan interest due date.

Policy loan interest is payable on each Policy anniversary. The minimum amount that you can borrow is $500. The loan may be completely or partially repaid at any time while either Insured is living. When a Policy loan is made, we will deduct Accumulation Account Value from your Policy equal to the amount of the loan, plus interest due and place it in the Loan Subaccount as security for the loan. This Accumulation Account Value amount is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy loan ("the borrowing rate"). The Accumulation Account Value that we use as security will accrue interest daily at an annual earnings rate of 4%.

Unless the Owner requests a different allocation, the Accumulation Account Value amount used as security for the loan will be transferred from the Investment Funds and the General Account on a pro-rata basis to the Loan Account. This will reduce the Policy's Accumulation Account Value in the General Account and the Investment Fund(s). These transactions will not be considered transfers for purposes of the limitations on transfers between Investment Funds or to or from the General Account.

A Policy loan, whether or not repaid, will have a permanent effect on the death benefits and Policy values because the values transferred to the Loan Account will not share in the investment results of the Investment Funds while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Funds and/or the General Account, the values and benefits under the Policy will be reduced as a result of the loan. In addition, if the Indebtedness exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See "Purchases -- Lapse and Grace Period".) A lapse of the Policy with a loan outstanding may have Federal income tax consequences. (See "Federal Tax Status".)

Interest credited to the Accumulation Account Value held in the Loan Subaccount as security for the loan will be allocated on Policy anniversaries to the General Account and the Investment Funds. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Policy  loans may have  Federal  income  tax  consequences.  (See  "Federal  Tax
Status".)


Loan Interest Charged
The borrowing rate we charge for Policy loan interest will be based on the following schedule:

       For Loans                            Annual
       Outstanding During                   Interest Rate
      ---------------------                ---------------

       Policy Years 1-10                       4.50%
       Policy Years 11-20                      4.25%
       Policy Years 21+                        4.15%

We will inform you of the current borrowing rate when a Policy loan is requested.

Policy loan interest is due and payable annually on each Policy anniversary. If you do not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date and you will be charged interest at the same rate as the rest of the Indebtedness.


Security
The Policy will be the only security for the loan.


Repaying Policy Debt
You may repay the loan at any time prior to the death of the Last Insured and as long as the Policy is in force. Any Indebtedness outstanding will be deducted before any benefit proceeds are paid or applied under a payment option.

Repayments will be allocated to the General Account and the Investment Funds based on how the Accumulation Account Value used for security was allocated. Unpaid loans and loan interest will be deducted from any settlement of your Policy.

Any payments received from you will be applied as premiums, unless you clearly request in writing that it be used as repayment of Indebtedness.


Partial Withdrawals
After the first Policy year, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal after 12, we impose a $25 fee. A partial withdrawal may be subject to a surrender charge and have Federal income tax consequences.

The minimum amount of a partial withdrawal request, net of any applicable fees and surrender charges, is the lesser of:

a)   $500 from an Investment Fund or the General Account; or

b)   the Policy's Accumulation Account Value in an Investment Fund.

Partial withdrawals made during a Policy year are subject to the following limitations. The maximum amount that may be withdrawn from an Investment Fund is the Policy's Accumulation Account Value net of any applicable surrender charges and fees in that Investment Fund. The total partial withdrawals and transfers from the General Account over the Policy year may not exceed a maximum amount equal to the greater of the following:

(1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy year, multiplied by the withdrawal percentage limit shown in the Policy; or

(2)  the previous Policy year's maximum amount.

You may allocate the amount withdrawn plus any applicable surrender charges and fees, subject to the above conditions, among the Investment Funds and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Accumulation Account Value in each Investment Fund and the General Account bears to the total Accumulation Account Value of the Policy, less the Accumulation Account Value in the Loan Account, on the date the request for a partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this pro-rata allocation, you will be requested to provide an alternate allocation.

No amount may be withdrawn that would result in there being insufficient Accumulation Account Value to meet any surrender charge and applicable fees that would be payable immediately following the withdrawal upon the surrender of the remaining Accumulation Account Value.

The death benefit will be affected by a partial withdrawal, unless death benefit Option A or Option C is in effect and the withdrawal is made under the terms of an anniversary partial withdrawal rider. If death benefit Option A or death benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge resulting from that partial withdrawal. If the death benefit is based on a percentage of the Accumulation Account Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge and fees exceeds the difference between the death benefit and the Face Amount. If death benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. We may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.


Pro-Rata Surrender
After the first Policy year, you can make a Pro-Rata Surrender of the Policy. The Pro-Rata Surrender will reduce the Face Amount and the Accumulation Account Value by a percentage chosen by you. This percentage must be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. The percentage will be applied to the Face Amount and the Accumulation Account Value on the Monthly Anniversary on or following our receipt of the request.

You may allocate the amount of decrease in Accumulation Account Value plus any applicable surrender charge and fees among the Investment Funds and the General Account. If no allocation is specified, then the decrease in Accumulation Account Value and any applicable surrender charge and fees will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Accumulation Account Value in each Investment Fund and the General Account bears to the total Accumulation Account Value of the Policy, less the Accumulation Account Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.

A Pro-Rata Surrender cannot be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro-Rata Surrender. A cash payment will be made to you for the amount of Accumulation Account Value reduction less any applicable surrender charges and fees.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy.


Full Surrenders
To effect a full surrender, either the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from us. Upon surrender, we will pay the Cash Surrender Value to you in a single sum. We will determine the Cash Surrender Value as of the date that we receive your written request at our Service Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Last Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences.



8.   OTHER INFORMATION


Cova
Cova Financial Life Insurance Company (Cova) was originally incorporated on September 6, 1972 as Industrial Indemnity Life Insurance Company, a California corporation, and changed its name to Xerox Financial Life Insurance Company in 1986. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Cova, which on that date changed its name to Cova Financial Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company (MetLife) acquired GenAmerica Corporation, the ultimate parent company of Cova Financial Services Life Insurance Company (Cova Life), the parent company of Cova. The acquisition of GenAmerica Corporation does not affect policy benefits or any other terms or conditions under your policy. MetLife, headquartered in New York City since 1868, is a leading provider of insurance and financial products and services to individual and group customers.

Cova is presently licensed to do business in the state of California.


Distribution
Cova Life Sales Company (Life Sales), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, acts as the distributor of the Policies. Life Sales is our affiliate.

Commissions will be paid to broker-dealers who sell the Policies. Currently, broker-dealers will be paid first-year commissions equal up to 90% of Target Premium and 4.0% of excess premiums paid in Policy year 1. In renewal years, the commissions will equal up to 5.0% of premiums paid in Policy years 2-10 and 2.0% in Policy years 11 and beyond. In addition, broker-dealers will receive annually, asset-based compensation equal up to .25% of Accumulation Account Value for all Policy years beginning the 13th month. Sometimes, Cova enters into an agreement with the broker-dealer to pay the broker-dealer persistency bonuses in addition to the standard commission.


The Separate Account
We established a separate account, Cova Variable Life Account Five (Separate Account), to hold the assets that underlie the Policies.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from those assets are credited to or against the Policies and not against any other policies we may issue.


Suspension of Payments or Transfers
We may be required to suspend or postpone any payments or transfers for any period when:

1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2)   trading on the New York Stock Exchange is restricted;

3) an emergency exists as a result of which disposal of shares of the Investment Funds is not reasonably practicable or we cannot reasonably value the shares of the Investment Funds;

4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable or surrender, or Policy Loan from the General Account for not more than 6 months.


Ownership
Owner. The Insureds jointly are the Owner of the Policy unless another person or entity is shown as the Owner in the application. The Owner is entitled to all rights provided by the Policy. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not one or both of the Insureds, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die.


Beneficiary. The Beneficiary is the person(s) or entity you name to receive any death proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. You can name a contingent Beneficiary prior to the death of the Last Insured. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Last Insured dies. If there is an irrevocable Beneficiary, all Policy changes except premium allocations and transfers require the consent of the Beneficiary.

Primary and contingent Beneficiaries are as named in the application, unless you make a change. To change a Beneficiary, you must submit a written request to us. We may require the Policy to record the change. The request will take effect when signed, subject to any action we may take before receiving it.

One or more irrevocable Beneficiaries may be named.

If a Beneficiary is a minor, we will make payment to the guardian of his or her estate. We may require proof of age of any Beneficiary.

Proceeds payable to a Beneficiary will be free from the claims of creditors, to the extent allowed by law.

Assignment. You can assign the Policy. A copy of any assignment must be filed with our Service Office. We are not responsible for the validity of any assignment. If you assign the Policy, your rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments we may make or actions we may take before such assignment has been recorded at our Service Office. This may be a taxable event. You should consult a tax adviser if you wish to assign the Policy.


Adjustment of Charges
The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other groups or sponsored arrangements purchasing one or more policies, we may waive or adjust the amount of the sales charge, contingent deferred sales charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or policies or the underwriting or other administrative costs associated with the Policy or policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement, from the amount of the initial premium payment or payments, or from the amount of projected premium payments. We will determine in our discretion if, and in what amount, an adjustment is appropriate. We may modify the criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any owner.

PART II


Executive Officers and Directors
The directors and executive officers of Cova and their principal occupations for the past five years are as follows:

                      Principal Occupation During
Name                  the Past Five Years
John W.  Barber***    Director  of Cova - June,  1995 to present; Director of First Cova Life  Insurance  Company
                      (FCLIC) - June, 1995 to present; Director of Cova Financial Services Life Insurance  Company  (CFSLIC) - June,
                      1995 to present; Vice  President and  Controller  of General  American Life Insurance Company - December,
                      1984 to present;  President and  Director  of Equity  Intermediary  Company - October, 1988 to present.

William P.  Boscow*   Vice  President  of Cova and CFSLIC - 1996 to present;  Senior Vice  President  of Cova Life  Management
                      Company  (CLMC),  February,  1999 to  present;  First Vice President of CLMC, 1996 - January, 1999.

Constance A.  Doern****Vice  President  of Cova - 1997 to present, prior thereto  Assistant Vice President from 1990 to 1995;
                      Vice President of CFSLIC - 1997 to present,  prior thereto Assistant Vice President from 1990 to 1995; Vice
                      President of FCLIC - 1997 to present,  prior thereto  Assistant Vice President  from 1993 to 1995;  Vice
                      President of J&H/KVI - 1989 to 1998;  Vice President of Cova Life  Administration Services Company (CLASC) -
                      1998 to present.

Patricia E. Gubbe*    Vice  President of Cova - 1989 to present;  Vice President of CFSLIC - 1989 to present;  Vice  President of
                      FCLIC - 1992 to present;  First Vice  President  of CLMC - 1996 to present, prior thereto Vice President from
                      1989 to 1996;  President and Chief Compliance Officer of Cova Life Sales Company (CLSC) from February,  1999 to present; Vice President  and Chief  Compliance  Officer of CLSC -1989 to January, 1999.

Philip A. Haley*      Executive Vice President of Cova - May, 1997 to present,  prior thereto Vice  President  from 1990 to 1997 and Assistant Vice President from 1989 to 1990;  Executive Vice  President  of FCLIC - May,  1997 to  present, prior thereto Vice President  from 1995 to 1997;  Executive Vice President of CFSLIC - May, 1997 to present, prior thereto Vice  President  from  1990 to  1997  and  Assistant  Vice President  from 1989 to 1990;
                      Executive Vice President of CLMC from May, 1997 to present,  prior thereto Senior Vice President  from 1996 to
                      1997 and Vice  President from 1990 to 1996 and Assistant  Vice  President  from 1989 to 1990; Vice President of CLSC from 1991 to present, prior thereto Assistant Vice President from 1989 to 1991.

J. Robert Hopson*     Vice President,  Chief Actuary and Director of Cova and  CFSLIC  - 1991 to  present;  Vice  President, Chief
                      Actuary  and  Director  of FCLIC - 1992 to present; Senior Vice President,  Chief Actuary and Director of
                      CLMC - 1996  to  present,  prior  thereto  Vice  President  and Director from 1993 to 1996 and Vice President from 1991 to 1993.

E. Thomas Hughes, Jr.**Treasurer  and  Director of Cova - June, 1995 to present;  Treasurer and Director of CFSLIC - June, 1995 to
                      present;  Treasurer of FCLIC - June, 1995 to present;   Corporate  Actuary  and  Treasurer  of  General
                      American  Life  Insurance  Company  -  October,   1994  to present.  Formerly,   Executive  Vice  President -
                      Group Pensions, General American Life Insurance Company - March, 1990 to October,  1994. In addition to the
                      Cova companies, Director  of the  following  General  American  subsidiary companies:   Paragon  Life
                      Insurance   Company  and  RGA Reinsurance Company - October, 1994 to present.  Treasurer of the following
                      General American  subsidiary  companies:  Paragon Life  Insurance  Company,  General Life  Insurance Company
                      of  America,   General  Life  Insurance  Company, General American Holding Company,  Red Oak Realty Company,
                      Gen Mark  Incorporated,  Walnut Street  Securities,  Inc., Walnut Street  Advisers Inc.,  White Oak Royalty
                      Company, Walnut Street Funds,  Inc., and RGA Reinsurance  Company - October, 1994 to present.

Douglas E. Jacobs*    Vice President of Cova, CFSLIC and CLMC - 1985 to present.

Lisa O.  Kirchner**** Vice President of Cova - 1997 to present, prior thereto  Assistant Vice President from 1990 to 1995; Vice
                      President of CFSLIC - 1997 to present,  prior thereto Assistant Vice President from 1988 to 1995; Vice
                      President of FCLIC - 1997 to present,  prior thereto  Assistant Vice President  from 1993 to 1995;  Vice
                      President of J&H/KVI - 1985 to 1998; Vice President of CLASC - 1998 to present.

James W. Koeger**     Assistant Treasurer of Cova.

Richard A. Liddy**    Chairman of the Board of Directors of Cova, CFSLIC, FCLIC, CLMC, Cova Investment Advisory Corporation
                      (Advisory) and Cova Investment Allocation Corporation (Allocation) - April, 1997 to June, 2000; Chairman of
                      the Board and Chief Executive Officer of General American Life Insurance Company - May, 1992 to present, prior thereto, Chairman of the Board, President and Chief Executive Officer of General American - May, 1992 to
                      February, 2000; Mr. Liddy also holds various positions with the General American subsidiaries as follows:
                      Chairman of the Board and President of General American Mutual Holding Company, GenAmerica Corporation and
                      General American Holding Company; Chairman of the Board of Security Equity Life Insurance Company, Conning
                      Corporation, The Walnut Street Funds, Inc., General American Capital Company, Reinsurance Group of America,
                      Inc., RGA Life Reinsurance Company of Canada, and RGA Reinsurance Company.

William C. Mair*      Vice President and Director of Cova, CFSLIC and FCLIC from 1995 to present; Vice President, Controller and
                      Director of Cova from 1995 to 1998, prior thereto Vice President, Controller, Treasurer and Director. Vice
                      President, Controller and Director of CFSLIC from 1995 to 1998, prior thereto Vice President, Controller,
                      Treasurer and Director; Director of FCLIC from 1993 to present; Vice President, Controller and Director of
                      FCLIC from 1992 to 1998; Secretary of FCLIC from 1992 to 1995; Vice President, Treasurer, Controller and
                      Director of Advisory - 1993 to present; Vice President, Treasurer, Controller and Director of Allocation -
                      1994 to present; Director of CLSC - 1992 to present; Senior Vice President, Treasurer, Controller and Director
                      of CLMC - 1989 to present; Vice President, Treasurer, Controller, Chief Financial Officer, Chief Accounting
                      Officer and Trustee of Cova Series Trust - 1996 to present.

Matthew P. McCauley** Assistant Secretary and Director of Cova, CFSLIC and FCLIC - June, 1995 to present; Associate General Counsel and Vice President of General American Life Insurance Company - 1973 to present; also, Director, Vice
                      President, General Counsel and Secretary for several other General American subsidiaries including Equity
                      Intermediary Company, Red Oak Realty Company, and White Oak Royalty Company; General American Holding Company
                      and Paragon Life Insurance Company. General Counsel and Secretary, Reinsurance Group of America, Incorporated.
                      Director and Secretary, General American Capital Company. General Counsel and Secretary, Conning Corporation.
                      General Counsel, Conning Asset Management Company. Director of RGA Reinsurance Company, Walnut Street
                      Securities, Inc. Secretary to the Walnut Street Funds, Inc.

Mark E. Reynolds*     Executive Vice President and Director of Cova and  CFSLIC  -  May,  1997  to  present;   Executive  Vice
                      President, Chief Financial Officer and Director of FCLIC - May, 1997 to present;  Executive  Vice President
                      of CLMC - May,  1997  to  present;   Executive  Vice  President  and Director  of   Advisory  -  December,
                      1996  to  present; Executive  Vice  President  and  Director of  Allocation - December, 1996 to present.

Myron H. Sandberg*    Vice President of Cova and CFSLIC - 1985 to present; Vice President of CLMC - 1989 to present.

John W.  Schaus*      Vice  President  of Cova and CFSLIC - 1988 to present;  First Vice President of CLMC from January,  1999 to present;  prior thereto,  Vice President of CLMC - 1989 to 1998.

Bernard J. Spaulding* Senior Vice President and General Counsel of Cova, CFSLIC,  FCLIC and CLMC since March, 1999; Secretary of Cova, CFSLIC, FCLIC and CLMC since July, 1999.

Lorry J. Stensrud*    President and Director of Cova, CFSLIC, FCLIC and  CLMC  from  June,  1995  to  present,  prior  thereto
                      Executive  Vice  President;   President  and  Director  of Advisory  from 1993 to present;  President and
                      Director of Allocation  from 1994 to  present.  Director  of CLSC from 1989 to present;  President,  Chief
                      Executive  Officer and Trustee of Cova Series Trust - 1996 to present.

Joann T.  Tanaka*     Senior  Vice  President  of Cova and CFSLIC - January, 1999 to present; prior thereto, Vice President of
                      Cova and CFSLIC from July, 1998 to December,  1998; Senior Vice President, Conning Asset Management, General
                      American - June, 1987 to June, 1998.  Director of CFSLIC,  Cova and FCLIC from September, 1999 to present.

Patricia M. Wersching**  Assistant Treasurer of Cova.

Peter L. Witkewiz*    Vice President and Controller of Cova, CFSLIC and FCLIC - July, 1998 to present; Vice President of Cova,
                      CFSLIC and FCLIC - 1993 to June, 1998.

* Business Address: Cova, One Tower Lane, Suite 3000, Oakbrook Terrace, IL 60181

** Business Address: General American, 700 S. Market Street, St. Louis, MO 63101

*** Business Address: General American, 13045 Tesson Ferry Road,
St. Louis, MO 63128

**** Business Address: Cova Life Administration Services Company, 4700 Westown Parkway, Bldg. 4, Suite 200, West Des Moines, IA
50266


Voting
In accordance with our view of present applicable law, we will vote the shares of the Investment Funds at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. We will vote shares we own in the same proportion as we vote shares for which we have received instructions. The Funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The voting  interests of the Owner in the Funds will be  determined  as follows:
Owners may cast one vote for each $100 of Accumulation Account Value of a Policy which is allocated to an Investment Fund on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by us not more than sixty (60) days prior to the meeting of the Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each Owner having such a voting interest will receive periodic reports relating to the Investment Funds in which he or she has an interest, proxy material and a form with which to give such voting instructions.


Disregard of Voting Instructions
We may, when required to do so by state insurance authorities, vote shares of the Funds without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Fund to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Fund. We may also disapprove changes in the investment policy initiated by Owners or trustees/directors of the Funds, if such disapproval is reasonable and is based on a good faith determination by us that the change would violate state or federal law or the change would not be consistent with the investment objectives of the Investment Funds or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by us or of an affiliated company. In the event we disregard voting instructions, a summary of this action and the reasons for such action will be included in the next annual report to owners.


Legal Opinions
Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Policies.


Our Right to Contest
We cannot contest the validity of the Policy, except in the case of fraud, after it has been in effect during the lifetime of either Insured for two years. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. In addition, if either Insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to premiums paid less Indebtedness and less any surrenders. We also have the right to adjust any benefits under the Policy if the answers in the application regarding the use of tobacco are not correct.


Additional Benefits
Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy rider should be consulted. In addition, certain riders may not be available in your state. The cost of any additional riders will be determined in accordance with the rider and shown on the specifications page of your Policy. (See "Expenses -- Charge for Additional Benefit Riders".) Certain restrictions may apply and are described in the applicable rider.

Anniversary Partial Withdrawal Rider -- This rider allows the Owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy anniversary without reducing the Face Amount. A contingent deferred sales charge will still apply.

Lifetime Coverage Rider -- This rider provides the continuation of the Policy's Face Amount beyond age 100, provided the Policy remains in force to age 100 with a positive Cash Surrender Value. If the Policy is in force after the Insured's Attained Age 100, the death benefit will be the greater of the Face Amount or 101% of the Accumulation Account Value.

Secondary Guarantee Rider -- This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of an Accumulation Account Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction.

The secondary guarantee period is the lesser of twenty Policy years, or the number of Policy years until the Insured reaches Attained Age 70. For Policies issued after Attained Age 60, the secondary guarantee period is ten Policy years.

Supplemental Coverage Term Rider -- This rider provides level term insurance on the life of the Insured under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.

Waiver of Specified Premium Rider -- This rider provides for crediting the Policy's Accumulation Account Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65.

Divorce Split Rider -- This rider allows the Policy to be split into two separate policies in the event of the divorce of a married couple who are the Insureds under the Policy. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Split Policy Option Rider -- This rider allows the Policy to be split into two separate policies in the event there are changes in the Federal Estate Tax Law resulting in the removal of the unlimited marital deductions or reduction of at least 50% in the level of estate taxes payable on the death of the last Insured. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Estate Preservation Term Rider -- This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider.


Federal  Tax  Status

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that the Policies to be issued will qualify as "life insurance contracts" under
Section 7702. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

Introduction. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current Federal income tax laws or of the current interpretations by the Internal Revenue Service.

We are taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of Federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies, such as these Policies, will meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989,  the  Treasury  Department  issued  Regulations  (Treas.  Reg.
Section  1.817-5),  which  established  diversification   requirements  for  the
investment funds underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an Investment Fund will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the fund is represented by any one investment; (ii) no more than 70% of the value of the total assets of the fund is represented by any two investments;
(iii) no more than 80% of the value of the total assets of the fund is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the fund is represented by any four investments. For purposes of these regulations, all securities of the same issuer are treated as a single investment. The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

We intend that each Investment Fund underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policyowner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered the owner of the assets of the Separate Account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in you being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy.

Policy Proceeds. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludable from the gross income of the Beneficiary under Section 101(a) of the Code. Also, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary.

Tax Treatment of Loans And Surrenders. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then surrenders and/or loan proceeds are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the lapse of the Policy, may also be subject to an additional 10% Federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Any loans from a Policy which is not classified as a MEC, will be treated as Indebtedness of the Owner and not a distribution. Upon complete surrender, if the amount received plus loan Indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Policy Owner, the excess generally will be treated as ordinary income.

Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will be allowed for interest on loans under policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer to the extent the Indebtedness for such employee, officer or financially interested person exceeds $50,000. The deductibility of interest payable on Policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

Multiple Policies. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.

Qualified Plans. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.




Reports to Owners
Each year a report will be sent to you which shows the current Policy values, premiums paid and deductions made since the last report, and any outstanding loans.


Legal Proceedings
There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

Experts
The balance sheets of the Company as of December 31, 1999 and 1998, and the related statements of income, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1999 and the statement of assets and liabilities of the Separate Account as of December 31, 1999, and the related statements of operations and changes in net assets for the period from commencement of operations through December 31, 1999, have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon authority of said firm as experts in accounting and auditing.


Financial Statements
Financial Statements of the Separate Account and of the Company are provided below.



                         COVA VARIABLE LIFE ACCOUNT FIVE

                              Financial Statements

                                December 31, 1999

                   (With Independent Auditors' Report Thereon)



                          INDEPENDENT AUDITORS' REPORT



The Contract Owners of Cova Variable
   Life Account Five, Board of Directors
   and Shareholder of Cova Financial Life
   Insurance Company:


We have audited the accompanying statement of assets and liabilities of each of the sub-accounts comprising Cova Variable Life Account Five of Cova Financial Life Insurance Company (the Separate Account), as of December 31, 1999, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the sub-accounts of Cova Variable Life Account Five of Cova Financial Life Insurance Company as of December 31, 1999, and the results of their operations and the changes in their net assets for the year then ended, in conformity with generally accepted accounting principles.





Chicago, Illinois
March 20, 2000

                         COVA VARIABLE LIFE ACCOUNT FIVE
                       Statement of Assets and Liabilities
                                December 31, 1999


Assets:
  Investments:
  Cova Series Trust (Cova):
     Lord Abbett Growth and Income Portfolio       8,901    shares at a net asset value of   $24.070563   per share        $214,245
     Bond Debenture Portfolio                      8,713    shares at a net asset value of   $12.474609   per share         108,696
     Developing Growth Portfolio                       8    shares at a net asset value of   $14.885144   per share             113
     Large Cap Research Portfolio                  7,812    shares at a net asset value of   $14.991245   per share         117,113
     Mid-Cap Value Portfolio                       5,439    shares at a net asset value of   $11.168093   per share          60,745
     Quality Bond Portfolio                            9    shares at a net asset value of   $10.669328   per share             100
     Small Cap Stock Portfolio                     7,608    shares at a net asset value of   $17.268582   per share         131,374
     Large Cap Stock Portfolio                    21,786    shares at a net asset value of   $20.674865   per share         450,417
     Select Equity Portfolio                       8,640    shares at a net asset value of   $16.112437   per share         139,209
     International Equity Portfolio                7,466    shares at a net asset value of   $16.225039   per share         121,140
  AIM Variable Insurance Funds, Inc. (AIM):
     AIM V.I. Value Fund                           1,900    shares at a net asset value of       $33.50   per share          63,660
     AIM V.I. Capital Appreciation Fund              764    shares at a net asset value of       $35.58   per share          27,171
  General American Capital Company (GACC):
     Money Market Fund                            15,680    shares at a net asset value of   $20.252283   per share         317,557
  Templeton Variable Products Series
         Fund (Templeton):
     Templeton Bond Fund                              10    shares at a net asset value of        $9.99   per share             100
     Franklin Small Cap Investments Fund               9    shares at a net asset value of       $15.79   per share             141
     Templeton Stock Fund                              5    shares at a net asset value of       $24.39   per share             110
     Templeton International Fund                      5    shares at a net asset value of       $22.25   per share             108
     Franklin Growth Investments Fund                  7    shares at a net asset value of       $16.70   per share             123
                                                                                                                        ------------
               Total assets                                                                                              $1,752,122
                                                                                                                        ============


                         COVA VARIABLE LIFE ACCOUNT FIVE
                       Statement of Assets and Liabilities
                                December 31, 1999

Net Assets:
  Accumulation units:
  Single premium variable life policies (SPVL):
     Cova Lord Abbett Growth and Income           17,211    accumulation units at            $12.448204   per unit         $214,245
     Cova Bond Debenture                          10,240    accumulation units at            $10.614338   per unit          108,696
     Cova Developing Growth                            9    accumulation units at            $13.050371   per unit              113
     Cova Large Cap Research                       8,504    accumulation units at            $13.771430   per unit          117,113
     Cova Mid-Cap Value                            6,003    accumulation units at            $10.119059   per unit           60,745
     Cova Quality Bond                                 9    accumulation units at            $10.551764   per unit              100
     Cova Small Cap Stock                         10,224    accumulation units at            $12.850204   per unit          131,374
     Cova Large Cap Stock                         31,535    accumulation units at            $14.283064   per unit          450,417
     Cova Select Equity                           11,048    accumulation units at            $12.600289   per unit          139,209
     Cova International Equity                     8,926    accumulation units at            $13.571289   per unit          121,140
     AIM V.I. Value                                5,407    accumulation units at            $11.774189   per unit           63,660
     AIM V.I. Capital Appreciation                 1,951    accumulation units at            $13.925402   per unit           27,171
     GACC Money Market                            28,826    accumulation units at            $11.013039   per unit          317,457
     Templeton Bond                                   10    accumulation units at             $9.970060   per unit              100
     Franklin Small Cap Investments                   10    accumulation units at            $14.136079   per unit              141
     Templeton Stock                                  10    accumulation units at            $11.011283   per unit              110
     Templeton International                          10    accumulation units at            $10.827249   per unit              108
     Franklin Growth Investments                      10    accumulation units at            $12.333825   per unit              123
                                                                                                                        ------------
                                                                                                                          1,752,022
  Flexible premium variable universal life policies (FPVUL):
     GACC Money Market                                10    accumulation units at            $10.047103   per unit              100
                                                                                                                        ------------
             Total net assets                                                                                            $1,752,122
                                                                                                                        ============


See accompanying notes to financial statements.


COVA VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Period ended December 31, 1999



                                                                                     Cova
                                          -----------------------------------------------------------------------------------------
                                          Lord Abbett
                                            Growth                                 Large                                  Small
                                             and          Bond      Developing      Cap        Mid-Cap      Quality        Cap
                                            Income     Debenture      Growth      Research      Value         Bond        Stock
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Investment income:
   Dividends                             $         -          242            -          156           78            1          213
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

Net realized gain (loss) on investments:
   Realized gain (loss) on sale of
     portfolio shares                            (50)           2            -          (13)         (46)           -           77
   Realized gain distributions                     -           78            -            -            -            1            -
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
       Net realized gain (loss)                  (50)          80            -          (13)         (46)           1           77
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

Change in unrealized appreciation              6,653        3,004           13       10,559       (3,680)          (2)      34,574
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

       Net increase (decrease) in net
         assets from operations          $     6,603        3,326           13       10,702       (3,648)           -       34,864
                                          ===========  ===========  ===========  ===========  ===========  ===========  ===========

COVA VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Period ended December 31, 1999



                                                         Cova                                   AIM           GACC      Templeton
                                          ------------------------------------  -------------------------  -----------  -----------

                                           Large                                                V.I.
                                            Cap         Select    International    V.I.        Capital       Money
                                           Stock        Equity      Equity        Value      Appreciation    Market        Bond
                                          ----------  ----------- ------------  -----------  ------------  -----------  -----------
Investment income:
   Dividends                             $      329          275          415          110            18            -            -
                                          ----------  ----------- ------------  -----------  ------------  -----------  -----------

Net realized gain (loss) on investments:
   Realized gain (loss) on sale of
     portfolio shares                          (116)        (167)          31            6            17        6,140            -
   Realized gain distributions                7,182        9,317        1,110          575           558            -            -
                                          ----------  ----------- ------------  -----------  ------------  -----------  -----------
       Net realized gain (loss)               7,066        9,150        1,141          581           575        6,140            -
                                          ----------  ----------- ------------  -----------  ------------  -----------  -----------

Change in unrealized appreciation            16,032      (10,304)      16,888        4,069         6,608        3,725            -
                                          ----------  ----------- ------------  -----------  ------------  -----------  -----------

       Net increase (decrease) in net
         assets from operations          $   23,427         (879)      18,444        4,760         7,201        9,865            -
                                          ==========  =========== ============  ===========  ============  ===========  ===========


COVA VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Period ended December 31, 1999



                                                                           Templeton
                                                   -------------------------------------------------------

                                                    Franklin                                   Franklin
                                                   Small Cap                                    Growth
                                                   Investments    Stock      International    Investments      Total
                                                   -----------  -----------  --------------  -------------  -----------
Investment income:
   Dividends                                     $          -            -               -              -        1,837
                                                   -----------  -----------  --------------  -------------  -----------

Net realized gain (loss) on investments:
   Realized gain (loss) on sale of portfolio
     shares                                                 -            -               -              -        5,881
   Realized gain distributions                              -            -               -              -       18,821
                                                   -----------  -----------  --------------  -------------  -----------
       Net realized gain (loss)                             -            -               -              -       24,702
                                                   -----------  -----------  --------------  -------------  -----------

Change in unrealized appreciation                          41           10               8             23       88,221
                                                   -----------  -----------  --------------  -------------  -----------

       Net increase (decrease) in net
         assets from operations                  $         41           10               8             23      114,760
                                                   ===========  ===========  ==============  =============  ===========


See accompanying notes to financial statements.


COVA VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Period ended December 31, 1999



                                                                                     Cova
                                           ----------------------------------------------------------------------------------------
                                           Lord Abbett
                                             Growth                                 Large                                 Small
                                              and          Bond      Developing      Cap        Mid-Cap      Quality       Cap
                                             Income     Debenture      Growth      Research      Value         Bond       Stock
                                           -----------  -----------  -----------  -----------  -----------  ----------- -----------
Increase (decrease) in net assets from
   operations:
     Investment income                   $          -          242            -          156           78            1         213
     Net realized gain (loss)                     (50)          80            -          (13)         (46)           1          77
     Change in unrealized appreciation          6,653        3,004           13       10,559       (3,680)          (2)     34,574
       Net increase (decrease) from        -----------  -----------  -----------  -----------  -----------  ----------- -----------
         operations                             6,603        3,326           13       10,702       (3,648)           -      34,864
                                           -----------  -----------  -----------  -----------  -----------  ----------- -----------

Contract transactions:
   Cova payments                                  100          100          100          100          100          100         100
   Cova redemptions                                 -            -            -            -            -            -           -
   Payments received from contract
     owners                                         -            -            -            -            -            -           -
   Transfers between sub-accounts, net        209,709      105,997            -      107,473       65,008            -      97,560
   Transfers for contract benefits,
     terminations and insurance charges        (2,167)        (727)           -       (1,162)        (715)           -      (1,150)
       Net increase (decrease) in net
         assets from contract              -----------  -----------  -----------  -----------  -----------  ----------- -----------
         transactions                         207,642      105,370          100      106,411       64,393          100      96,510
                                           -----------  -----------  -----------  -----------  -----------  ----------- -----------

       Net increase (decrease) in net
         assets                               214,245      108,696          113      117,113       60,745          100     131,374

Net assets at beginning of period                   -            -            -            -            -            -           -
                                           -----------  -----------  -----------  -----------  -----------  ----------- -----------
Net assets at end of period              $    214,245      108,696          113      117,113       60,745          100     131,374
                                           ===========  ===========  ===========  ===========  ===========  =========== ===========



COVA VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Period ended December 31, 1999



                                                         Cova                               AIM                GACC      Templeton
                                          -------------------------------------- -------------------------  -----------  -----------

                                            Large                                                V.I.
                                             Cap        Select     International    V.I.        Capital       Money
                                            Stock       Equity        Equity       Value      Appreciation    Market        Bond
                                          -----------  ----------  ------------- -----------  ------------  -----------  -----------
Increase (decrease) in net assets from
   operations:
     Investment income                  $        329         275            415         110            18            -            -
     Net realized gain (loss)                  7,066       9,150          1,141         581           575        6,140            -
     Change in unrealized appreciation        16,032     (10,304)        16,888       4,069         6,608        3,725            -
       Net increase (decrease) from       -----------  ----------  ------------- -----------  ------------  -----------  -----------
         operations                           23,427        (879)        18,444       4,760         7,201        9,865            -
                                          -----------  ----------  ------------- -----------  ------------  -----------  -----------

Contract transactions:
   Cova payments                                 100         100            100         100           100          300          100
   Cova redemptions                                -           -              -           -             -         (102)           -
   Payments received from contract
     owners                                        -           -              -           -             -    1,654,000            -
   Transfers between sub-accounts, net       430,747     141,193        103,808      59,046        20,004   (1,340,545)           -
   Transfers for contract benefits,
     terminations and insurance charges       (3,857)     (1,205)        (1,212)       (246)         (134)      (5,961)           -
       Net increase (decrease) in net
         assets from contract             -----------  ----------  ------------- -----------  ------------  -----------  -----------
         transactions                        426,990     140,088        102,696      58,900        19,970      307,692          100
                                          -----------  ----------  ------------- -----------  ------------  -----------  -----------

       Net increase (decrease) in net
         assets                              450,417     139,209        121,140      63,660        27,171      317,557          100

Net assets at beginning of period                  -           -              -           -             -            -            -
                                          -----------  ----------  ------------- -----------  ------------  -----------  -----------
Net assets at end of period             $    450,417     139,209        121,140      63,660        27,171      317,557          100
                                          ===========  ==========  ============= ===========  ============  ===========  ===========


COVA VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Period ended December 31, 1999



                                                                        Templeton
                                               ---------------------------------------------------------

                                                 Franklin                                    Franklin
                                                 Small Cap                                    Growth
                                                Investments      Stock      International  Investments      Total
                                               --------------  -----------  -------------  -------------  -----------
Increase (decrease) in net assets from
   operations:
     Investment income                        $            -            -              -              -        1,837
     Net realized gain (loss)                              -            -              -              -       24,702
     Change in unrealized appreciation                    41           10              8             23       88,221
       Net increase (decrease) from            --------------  -----------  -------------  -------------  -----------
         operations                                       41           10              8             23      114,760
                                               --------------  -----------  -------------  -------------  -----------

Contract transactions:
   Cova payments                                         100          100            100            100        2,000
   Cova redemptions                                        -            -              -              -         (102)
   Payments received from contract
     owners                                                -            -              -              -    1,654,000
   Transfers between sub-accounts, net                     -            -              -              -            -
   Transfers for contract benefits,
     terminations and insurance charges                    -            -              -              -      (18,536)
       Net increase (decrease) in net
         assets from contract                  --------------  -----------  -------------  -------------  -----------
         transactions                                    100          100            100            100    1,637,362
                                               --------------  -----------  -------------  -------------  -----------

       Net increase (decrease) in net
         assets                                          141          110            108            123    1,752,122

Net assets at beginning of period                          -            -              -              -            -
                                               --------------  -----------  -------------  -------------  -----------
Net assets at end of period                   $          141          110            108            123    1,752,122
                                               ==============  ===========  =============  =============  ===========


See accompanying notes to financial statements.

COVA VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 1999


(1)      ORGANIZATION
         Cova Variable Life Account Five (the Separate Account), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Cova Financial Life Insurance Company (CFLIC) and exists in accordance with the regulations of the California Department of Insurance. The Separate Account is a funding vehicle for single premium variable life (SPVL) and flexible premium variable universal life insurance policies (FPVUL) offered by CFLIC.

         On August 26, 1999, CFLIC's ultimate parent company, GenAmerica Corporation, entered into a definitive agreement to be acquired by Metropolitan Life Insurance Company. The acquisition occurred on January 6, 2000.

         The Separate Account is divided into sub-accounts with the assets of each sub-account invested in corresponding portfolios of the following investment companies. Each investment company is a diversified, open-end, management investment company registered under the Investment Company Act of 1940 as amended. The sub-accounts available for investment may vary between variable life insurance policies offered by CFLIC.

              Cova Series Trust (Cova)                                       10    portfolios
              General American Capital Company (GACC)                         1    portfolios
              Russell Insurance Funds (Russell)                               5    portfolios
              AIM Variable Insurance Funds, Inc. (AIM)                        3    portfolios
              Alliance Variable Products Series Fund, Inc. (Alliance)         2    portfolios
              Liberty Variable Investment Trust (Liberty)                     1    portfolios
              Goldman Sachs Variable Insurance Trust (Goldman Sachs)          3    portfolios
              Investors Fund Series (Kemper)                                  3    portfolios
              MFS Variable Insurance Trust (MFS)                              5    portfolios
              Oppenheimer Variable Account Funds (Oppenheimer)                5    portfolios
              Putnam Variable Trust (Putnam)                                  5    portfolios
              Templeton Variable Products Series Fund (Templeton)             7    portfolios

         The Separate Account commenced operations on March 1, 1999. The sub-accounts commenced operations as follows:

              Cova Lord Abbett Growth and Income                              April 29, 1999
              Cova Bond Debenture                                             April 29, 1999
              Cova Developing Growth                                           July 17, 1999
              Cova Large Cap Research                                          July 12, 1999
              Cova Mid-Cap Value                                               July 12, 1999
              Cova Quality Bond                                                July 19, 1999
              Cova Small Cap Stock                                            April 29, 1999
              Cova Large Cap Stock                                            April 29, 1999
              Cova Select Equity                                               June 29, 1999
              Cova International Equity                                          May 4, 1999
              AIM V.I. Value                                                     May 3, 1999
              AIM V.I. Capital Appreciation                                      May 3, 1999
              GACC Money Market                                                March 1, 1999
              Templeton Bond                                                   July 19, 1999
              Franklin Small Cap Investments                                   July 19, 1999
              Templeton Stock                                                  July 19, 1999
              Templeton International                                          July 19, 1999
              Franklin Growth Investments                                      July 19, 1999


COVA VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 1999


(2)      SIGNIFICANT ACCOUNTING POLICIES
         (A)  INVESTMENT VALUATION
              Investments made in the portfolios of the investment companies are valued at the reported net asset value of such portfolios, which value their investment securities at fair value. The average cost method is used to compute the realized gains and losses on the sale of portfolio owned by the sub-accounts. Income from dividends and gains from realized capital gain distributions are recorded on the ex-distribution date.

         (B)  REINVESTMENT OF DISTRIBUTIONS
              With the exception of the GACC Money Market Fund, dividends and gains from realized gain distributions are reinvested in additional shares of the portfolios.

              GACC follows the Federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized capital gains are deemed to pass through to the Separate Account. As a result, GACC does not distribute dividends and realized capital gains. During December of each year, the accumulated net investment income and realized capital gains of the GACC Money Market Fund are allocated to the Separate Account by increasing the cost basis and recognizing a gain in the Separate Account.

         (C)  FEDERAL INCOME TAXES
              The operations of the Separate Account are included in the federal income tax return of CFLIC which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under current IRC provisions, CFLIC believes it will be treated as the owner of the Separate Account assets for federal income tax purposes and does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited to the variable life policies. Based on this, no charge has been made to the Separate Account for federal income taxes. A charge may be made in future years for any federal income taxes that would be attributable to the variable life policies.

(3)      CONTRACT FEES
              There are fees associated with the variable life insurance policies that are deducted from the policy account value and Separate Account that reduce the return on investment. The type, amount, and timing of the fees may vary between the variable life policies offered by CFLIC and include mortality and expense risk, administrative, selection and issue expense, cost of insurance, tax expense (premium and federal taxes), contingent deferred sales (surrender) and transfer charges.

(4)      SEPARATE ACCOUNT EXPENSES
              The mortality and expense fees for FPVUL policies are deducted from the separate account and are reflected in the accumulation unit value. There were no fees incurred in 1999.

COVA VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 1999


(5)      COST BASIS OF INVESTMENTS
         The cost basis of each sub-account's investment follows:


              Cova Lord Abbett Growth and Income        $ 207,592
              Cova Bond Debenture                         105,692
              Cova Developing Growth                          100
              Cova Large Cap Research                     106,554
              Cova Mid-Cap Value                           64,425
              Cova Quality Bond                               102
              Cova Small Cap Stock                         96,800
              Cova Large Cap Stock                        434,385
              Cova Select Equity                          149,513
              Cova International Equity                   104,252
              AIM V.I. Value                               59,591
              AIM V.I. Capital Appreciation                20,563
              GACC Money Market                           313,832
              Templeton Bond                                  100
              Franklin Small Cap Investments                  100
              Templeton Stock                                 100
              Templeton International                         100
              Franklin Growth Investments                     100
                                                        ----------
                                                      $ 1,663,901
                                                        ==========

COVA VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 1999


(6)      UNIT FAIR VALUE
         A summary of the total return for each sub-account follows:


                                                         Commenced            Total
                                                        Operations           Return
                                                      ---------------     ------------
     SPVL policies:
         Cova Lord Abbett Growth and Income                4/29/99             4.60%
         Cova Bond Debenture                               4/29/99             0.70%
         Cova Developing Growth                            7/17/99            12.75%
         Cova Large Cap Research                           7/12/99             9.95%
         Cova Mid-Cap Value                                7/12/99            -5.60%
         Cova Quality Bond                                 7/19/99            -0.23%
         Cova Small Cap Stock                              4/29/99            44.89%
         Cova Large Cap Stock                              4/29/99             6.90%
         Cova Select Equity                                6/29/99            -0.35%
         Cova International Equity                          5/4/99            20.84%
         AIM V.I. Value                                     5/3/99            17.74%
         AIM V.I. Capital Appreciation                      5/3/99            28.36%
         GACC Money Market                                  3/1/99             4.34%
         Templeton Bond                                    7/19/99            -0.30%
         Franklin Small Cap Investments                    7/19/99            41.36%
         Templeton Stock                                   7/19/99            10.11%
         Templeton International                           7/19/99             8.27%
         Franklin Growth Investments                       7/19/99            23.34%


FPVUL policies:
         GACC Money Market                                11/29/99             0.47%



COVA VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 1999


(7)      REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION
         The realized gain (loss) on the sale of fund shares and the change in unrealized appreciation for each sub-account during the period ended
         December 31, 1999 follows:


                                                                     Realized Gain (Loss)
                                                ----------------------------------------------------------------
                                                     Aggregate              Aggregate Cost
                                                Proceeds from Sales       of Portfolio Shares         Realized
                                                of Portfolio Shares            Redeemed              Gain (Loss)
                                                ---------------------    ---------------------    --------------
         Cova Lord Abbett Growth and Income         $  1,940                   $  1,990                $  (50)
         Cova Bond Debenture                             727                        725                     2
         Cova Developing Growth                           -                          -                     -
         Cova Large Cap Research                       1,159                      1,172                   (13)
         Cova Mid-Cap Value                              715                        761                   (46)
         Cova Quality Bond                                -                          -                     -
         Cova Small Cap Stock                          1,150                      1,073                    77
         Cova Large Cap Stock                          3,539                      3,655                  (116)
         Cova Select Equity                            1,195                      1,362                  (167)
         Cova International Equity                     1,062                      1,031                    31
         AIM V.I. Value                                  246                        240                     6
         AIM V.I. Capital Appreciation                   134                        117                    17
         GACC Money Market                         1,342,862                  1,336,722                 6,140
         Templeton Bond                                   -                          -                     -
         Franklin Small Cap Investments                   -                          -                     -
         Templeton Stock                                  -                          -                     -
         Templeton International                          -                          -                     -
         Franklin Growth Investments                      -                          -                     -


COVA VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 1999


(7)      REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION, CONTINUED

                                                                 Unrealized Appreciation (Depreciation)
                                                   ----------------------------------------------------------------
                                                      Appreciation              Appreciation
                                                     (Depreciation)            (Depreciation)
                                                      End of Period          Beginning of Period          Change
                                                   -----------------     ------------------------     -------------
         Cova Lord Abbett Growth and Income            $  6,653                    $  -                  $  6,653
         Cova Bond Debenture                              3,004                       -                     3,004
         Cova Developing Growth                              13                       -                        13
         Cova Large Cap Research                         10,559                       -                    10,559
         Cova Mid-Cap Value                              (3,680)                      -                    (3,680)
         Cova Quality Bond                                   (2)                      -                        (2)
         Cova Small Cap Stock                            34,574                       -                    34,574
         Cova Large Cap Stock                            16,032                       -                    16,032
         Cova Select Equity                             (10,304)                      -                   (10,304)
         Cova International Equity                       16,888                       -                    16,888
         AIM V.I. Value                                   4,069                       -                     4,069
         AIM V.I. Capital Appreciation                    6,608                       -                     6,608
         GACC Money Market                                3,725                       -                     3,725
         Templeton Bond                                      -                        -                        -
         Franklin Small Cap Investments                      41                       -                        41
         Templeton Stock                                     10                       -                        10
         Templeton International                              8                       -                         8
         Franklin Growth Investments                         23                       -                        23


COVA VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 1999


(8)   UNIT TRANSACTIONS
      The change in the number of units for each sub-account follows:


                                                                                      Cova
                                          -----------------------------------------------------------------------------------------
                                          Lord Abbett
                                            Growth                                 Large                                  Small
                                             and          Bond      Developing      Cap        Mid-Cap      Quality        Cap
                                            Income     Debenture      Growth      Research      Value         Bond        Stock
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Accumulation units:
      SPVL policies:
        Unit balance at 12/31/98                   -            -            -            -            -            -            -

          Cova units purchased                     8            9            9            8            9            9           10
          Cova units redeemed                      -            -            -            -            -            -            -
          Contract units purchased                 -            -            -            -            -            -            -
          Contract units transferred, net     17,386       10,301            -        8,590        6,065            -       10,327
          Contract units redeemed               (183)         (70)           -          (94)         (71)           -         (113)
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
        Unit balance at 12/31/99              17,211       10,240            9        8,504        6,003            9       10,224
                                          ===========  ===========  ===========  ===========  ===========  ===========  ===========

COVA VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 1999


(8)   UNIT TRANSACTIONS, CONTINUED



                                                         Cova                             AIM                  GACC      Templeton
                                          ------------------------------------  --------------------------  -----------  -----------

                                           Large                                                 V.I.
                                            Cap         Select    International    V.I.        Capital        Money
                                           Stock        Equity      Equity        Value      Appreciation     Market        Bond
                                          ----------  ----------- ------------  -----------  -------------  -----------  -----------
Accumulation units:
    SPVL policies:
      Unit balance at 12/31/98                    -            -            -            -              -            -            -

        Cova units purchased                      7            8            8            9              9           19           10
        Cova units redeemed                       -            -            -            -              -          (10)           -
        Contract units purchased                  -            -            -            -              -      155,502            -
        Contract units transferred, net      31,815       11,141        9,019        5,421          1,954     (124,311)           -
        Contract units redeemed                (287)        (101)        (101)         (23)           (12)      (2,374)           -
                                          ----------  ----------- ------------  -----------  -------------  -----------  -----------
      Unit balance at 12/31/99               31,535       11,048        8,926        5,407          1,951       28,826           10
                                          ==========  =========== ============  ===========  =============  ===========  ===========


    FPVUL policies:
      Unit balance at 12/31/98                                                                                       -

        Cova units purchased                                                                                        10
        Cova units redeemed                                                                                          -
        Contract units purchased                                                                                     -
        Contract units transferred, net                                                                              -
        Contract units redeemed                                                                                      -
                                                                                                            -----------
      Unit balance at 12/31/99                                                                                      10
                                                                                                            ===========

COVA VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 1999


(8)   UNIT TRANSACTIONS, CONTINUED



                                                                      Templeton
                                              ------------------------------------------------------------

                                                Franklin                                      Franklin
                                                Small Cap                                      Growth
                                               Investments      Stock      International     Investments
                                              --------------  -----------  ---------------  --------------
Accumulation units:
      SPVL policies:
        Unit balance at 12/31/98                          -            -                -               -

          Cova units purchased                           10           10               10              10
          Cova units redeemed                             -            -                -               -
          Contract units purchased                        -            -                -               -
          Contract units transferred, net                 -            -                -               -
          Contract units redeemed                         -            -                -               -
                                              --------------  -----------  ---------------  --------------
        Unit balance at 12/31/99                         10           10               10              10
                                              ==============  ===========  ===============  ==============









                      COVA FINANCIAL LIFE INSURANCE COMPANY
              (a wholly owned subsidiary of Cova Financial Services
                             Life Insurance Company)

                              Financial Statements

                        December 31, 1999, 1998, and 1997

                   (With Independent Auditors' Report Thereon)



                          INDEPENDENT AUDITORS' REPORT



     The Board of Directors and Shareholder
     Cova Financial Life Insurance Company:


     We have audited the accompanying balance sheets of Cova Financial Life Insurance Company (a wholly owned subsidiary of Cova Financial Services Life Insurance Company) (the Company) as of December 31, 1999 and 1998, and the related statements of income, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cova Financial Life Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.






     February 4, 2000

                      COVA FINANCIAL LIFE INSURANCE COMPANY
           (a wholly owned subsidiary of Cova Financial Services Life
                               Insurance Company)

                                 Balance Sheets

                           December 31, 1999 and 1998



                                         ASSETS                           1999          1998
                                                                       -----------   -----------
                                                                            (in thousands)

Investments:
    Debt securities available-for-sale, at fair value
      (cost of $101,690 in 1999 and $99,228 in 1998)                 $     95,568       100,658
    Mortgage loans, net of allowance for potential loan
      loss of $40 in 1999 and $10 in 1998                                   5,439         5,245
    Policy loans                                                              938         1,223
                                                                       -----------   -----------

             Total investments                                            101,945       107,126

Cash and cash equivalents - interest-bearing                                  751         5,789
Cash - noninterest-bearing                                                  1,448         1,200
Accrued investment income                                                   1,624         1,641
Deferred policy acquisition costs                                          15,093         9,142
Present value of future profits                                             1,740           854
Goodwill                                                                    1,631         1,813
Deferred tax asset, net                                                     1,232           585
Receivable from OakRe                                                      18,890        35,312
Federal and state income taxes recoverable                                     75            --
Reinsurance receivables                                                         9           118
Other assets                                                                   24           398
Separate account assets                                                   186,040       127,873
                                                                       -----------   -----------

             Total assets                                            $    330,502       291,851
                                                                       ===========   ===========

                      COVA FINANCIAL LIFE INSURANCE COMPANY
  (a wholly owned subsidiary of Cova Financial Services Life Insurance Company)

                            Balance Sheets, Continued

                           December 31, 1999 and 1998



                         LIABILITIES AND SHAREHOLDER'S EQUITY              1999         1998
                                                                        -----------  -----------
                                                                            (in thousands)

Policyholder deposits                                                 $    116,184      135,106
Future policy benefits                                                       6,707        6,191
Payable on purchase of securities                                               85           27
Accounts payable and other liabilities                                       1,589        1,653
Federal and state income taxes payable                                          --          172
Future purchase price payable to OakRe                                         172          342
Guaranty fund assessments                                                    1,100        1,000
Separate account liabilities                                               186,035      127,871
                                                                        -----------  -----------

             Total liabilities                                             311,872      272,362
                                                                        -----------  -----------

Shareholder's equity:
    Common stock, $233.34 par value, (authorized
      30,000 shares; issued and outstanding
      12,000 shares in 1999 and 1998)                                        2,800        2,800
    Additional paid-in capital                                              15,523       14,523
    Retained earnings                                                        1,993        1,833
    Accumulated other comprehensive (loss) income,
      net of tax                                                            (1,686)         333
                                                                        -----------  -----------

             Total shareholder's equity                                     18,630       19,489
                                                                        -----------  -----------

             Total liabilities and shareholder's equity               $    330,502      291,851
                                                                        ===========  ===========


See accompanying notes to financial statements.


                      COVA FINANCIAL LIFE INSURANCE COMPANY
  (a wholly owned subsidiary of Cova Financial Services Life Insurance Company)

                              Statements of Income

                  Years ended December 31, 1999, 1998, and 1997



                                                              1999        1998         1997
                                                           -----------  ----------  -----------
                                                                     (in thousands)

Revenues:
    Premiums                                             $      1,041       1,308        1,191
    Net investment income                                       7,663       7,516        6,761
    Net realized (losses) gains on sales of
      investments                                                (452)        178          158
    Separate account fees                                       2,215       1,392          599
    Other income                                                  382          66           45
                                                           -----------  ----------  -----------

             Total revenues                                    10,849      10,460        8,754
                                                           -----------  ----------  -----------

Benefits and expenses:
    Interest on policyholder deposits                           6,064       5,486        4,837
    Current and future policy benefits                          1,479       1,549        1,481
    Operating and other expenses                                2,336       1,548        1,134
    Amortization of purchased intangible
      assets                                                      233         260          234
    Amortization of deferred policy
      acquisition costs                                           383         530          320
                                                           -----------  ----------  -----------

             Total benefits and expenses                       10,495       9,373        8,006
                                                           -----------  ----------  -----------

             Income before income taxes                           354       1,087          748
                                                           -----------  ----------  -----------

Income tax expense (benefit):
    Current                                                      (246)        (80)         310
    Deferred                                                      440         357           (5)
                                                           -----------  ----------  -----------

             Total income tax expense                             194         277          305
                                                           -----------  ----------  -----------

             Net income                                  $        160         810          443
                                                           ===========  ==========  ===========


See accompanying notes to financial statements.

                      COVA FINANCIAL LIFE INSURANCE COMPANY
  (a wholly owned subsidiary of Cova Financial Services Life Insurance Company)

                       Statements of Shareholder's Equity

                  Years ended December 31, 1999, 1998, and 1997




                                                                           1999         1998        1997
                                                                         ----------  -----------  ----------
                                                                                   (in thousands)
Common stock, at beginning
    and end of period                                                  $     2,800        2,800       2,800
                                                                         ----------  -----------  ----------

Additional paid-in capital:
    Balance at beginning of period                                          14,523       13,523      13,523
    Capital contribution                                                     1,000        1,000          --
                                                                         ----------  -----------  ----------

Balance at end of period                                                    15,523       14,523      13,523
                                                                         ----------  -----------  ----------

Retained earnings:
    Balance at beginning of period                                           1,833        1,023         580
    Net income                                                                 160          810         443
                                                                         ----------  -----------  ----------

Balance at end of period                                                     1,993        1,833       1,023
                                                                         ----------  -----------  ----------

Accumulated other comprehensive income:
    Balance at beginning of period                                             333          145           1
    Change in unrealized (depreciation) appreciation
      of debt securities                                                    (7,552)         794         630
    Deferred federal income tax impact                                       1,087         (101)        (77)
    Change in deferred policy acquisition costs
      attributable to unrealized depreciation (appreciation)                 3,519         (513)       (144)
    Change in present value of future profits
      attributable to unrealized depreciation (appreciation)                   927            8        (265)
                                                                         ----------  -----------  ----------

Balance at end of period                                                    (1,686)         333         145
                                                                         ----------  -----------  ----------

             Total shareholder's equity                                $    18,630       19,489      17,491
                                                                         ==========  ===========  ==========

Total comprehensive income:
    Net income                                                         $       160          810         443
    Other comprehensive (loss) income (change in net unrealized
      (depreciation) appreciation of debt and equity securities)            (2,019)         188         144
                                                                         ----------  -----------  ----------

             Total comprehensive (loss) income                         $    (1,859)         998         587
                                                                         ==========  ===========  ==========


See accompanying notes to financial statements.

                      COVA FINANCIAL LIFE INSURANCE COMPANY
  (a wholly owned subsidiary of Cova Financial Services Life Insurance Company)

                            Statements of Cash Flows

                  Years ended December 31, 1999, 1998, and 1997




                                                                           1999         1998          1997
                                                                        -----------  -----------   -----------
                                                                                   (in thousands)
Reconciliation of net income to net cash
    provided by (used in) operating activities:
      Net income                                                      $        160          810           443
      Adjustments to reconcile net
        income to net cash provided by
        (used in) operating activities:
           Increase in future policy benefits                                  516          810           820
           Increase (decrease) in payables and
             accrued liabilities                                                94          126          (815)
           Decrease (increase) in accrued
             investment income                                                  17          185          (704)
           Amortization of intangible assets and
             deferred policy acquisition costs                                 616          790           554
           Amortization and accretion of
             securities, premiums, and discounts                                (7)         (87)          (10)
           Decrease (increase) in other assets                                 374         (384)           30
           Net realized loss (gain) on sale of investments                     452         (178)         (158)
           Interest on policyholder deposits                                 6,064        5,486         4,837
           (Decrease) increase in current and
             deferred federal income taxes                                     193          423           101
           Decrease in recapture commissions payable to OakRe                 (170)        (223)         (159)
           Commissions and expenses deferred                                (2,815)      (3,411)       (3,917)
           Other                                                               499          702           290
                                                                        -----------  -----------   -----------

             Net cash provided by operating activities                       5,993        5,049         1,312
                                                                        -----------  -----------   -----------

Cash flows from investing activities:
    Cash used in the purchase of
      investment securities                                                (29,365)     (56,673)      (53,534)
    Proceeds from investment securities
      sold and matured                                                      26,689       50,661        25,379
    Other                                                                     (128)        (121)          (81)
                                                                        -----------  -----------   -----------

             Net cash used in investing activities                          (2,804)      (6,133)      (28,236)
                                                                        -----------  -----------   -----------

                      COVA FINANCIAL LIFE INSURANCE COMPANY
  (a wholly owned subsidiary of Cova Financial Services Life Insurance Company)

                       Statements of Cash Flows, Continued

                  Years ended December 31, 1999, 1998, and 1997




                                                                          1999         1998          1997
                                                                       -----------  -----------   -----------
                                                                                  (in thousands)
Cash flows from financing activities:
    Policyholder deposits                                            $     55,181       69,459        81,788
    Transfers from OakRe                                                   19,050       35,590        25,060
    Transfer to separate accounts                                         (36,544)     (60,181)      (56,144)
    Return of policyholder deposits                                       (46,666)     (39,943)      (28,267)
    Capital contributions received                                          1,000        1,000            --
                                                                       -----------  -----------   -----------

             Net cash (used) provided by financing activities              (7,979)       5,925        22,437
                                                                       -----------  -----------   -----------

             (Decrease) increase in cash and cash equivalents              (4,790)       4,841        (4,487)

Cash and cash equivalents - beginning of period                             6,989        2,148         6,635
                                                                       -----------  -----------   -----------

Cash and cash equivalents - end of period                            $      2,199        6,989         2,148
                                                                       ===========  ===========   ===========


See accompanying notes to financial statements.



                      COVA FINANCIAL LIFE INSURANCE COMPANY
           (a wholly owned subsidiary of Cova Financial Services Life
                               Insurance Company)

                          Notes to Financial Statements

                        December 31, 1999, 1998, and 1997





  (1)   NATURE OF BUSINESS AND ORGANIZATION

              NATURE OF THE BUSINESS

              Cova Financial Life Insurance Company (the Company) markets and services single premium deferred annuities, immediate annuities, variable annuities, term life, single premium variable universal life, and single premium whole life insurance policies. The Company is licensed to conduct business in the state of California. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders. Life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

              Under the deferred fixed annuity contracts, interest rates credited to policyholder deposits are guaranteed by the Company for periods from one to ten years, but in no case may renewal rates be less than 3%. The Company may assess surrender fees against amounts withdrawn prior to scheduled rate reset and adjust account values based on current crediting rates. Policyholders also may incur certain federal income tax penalties on withdrawals.

              Under the variable annuity contracts, policyholder deposits are allocated to various separate account sub-accounts or the general account. A sub-account is valued at the sum of market values of the securities in its underlying investment portfolio. The contract value allocated to a sub-account will fluctuate based on the performance of the sub-accounts. The contract value allocated to the general account is credited with a fixed interest rate for a specified period. The Company may assess surrender fees against amounts withdrawn prior to the end of the withdrawal charge period. Policyholders may also incur certain federal income tax penalties on withdrawals.

              Under the single premium variable life contracts, policyholder deposits are allocated to various separate account sub-accounts. The account value allocated to a sub-account will fluctuate based on the performance of the sub-accounts. The Company guarantees a minimum death benefit to be paid to the beneficiaries upon the death of the insured. The Company may assess surrender fees against amounts withdrawn prior to the end of the surrender charge period. A deferred premium tax may also be assessed against amounts withdrawn in the first ten years. Policyholders may also incur certain federal income tax penalties on withdrawals.

              Under the term life insurance policies, policyholders pay a level premium over a certain period of time to guarantee a death benefit will be paid to the beneficiaries upon the death of the insured. This policy has no cash accumulation available to the policyholder.

              Although the Company markets its products through numerous distributors, including regional brokerage firms, national brokerage firms, and banks, approximately 94%, 97%, and 85% of the Company's sales have been through two specific brokerage firms, A.
              G. Edwards & Sons, Incorporated, and Edward Jones & Company, Incorporated, in 1999, 1998, and 1997, respectively.

              ORGANIZATION

              The Company is a wholly owned subsidiary of Cova Financial Services Life Insurance Company (CFSLIC). CFSLIC is a wholly owned subsidiary of Cova Corporation, which is a wholly owned subsidiary of General American Life Insurance Company (GALIC), a Missouri domiciled life insurance company. GALIC is a wholly owned subsidiary of GenAmerica Corporation, which in turn is a wholly owned by the ultimate parent, General American Mutual Holding Company (GAMHC).

              On August 26, 1999, GAMHC entered into a definitive agreement whereby Metropolitan Life Insurance Company (MetLife), a New York domiciled life insurance company, will acquire GenAmerica Corporation and all its holdings for $1.2 billion in cash. The purchase was approved by the Missouri Director of Insurance on November 10, 1999. The purchase, however, was not consummated as of December 31, 1999 and as a result, these financial statements do not reflect purchase accounting treatment of this transaction.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              BASIS OF PRESENTATION

              The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts and operations of the Company. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

              DEBT SECURITIES

              Investments in all debt securities with readily determinable market values are classified into one of three categories: held-to-maturity, trading, or available-for-sale. Classification of investments is based on management's current intent. All debt securities at December 31, 1999 and 1998 were classified as available-for-sale. Securities available-for-sale are carried at fair value, with unrealized holding gains and losses reported as accumulated other comprehensive income in the shareholder's equity, net of deferred effects of income tax and related effects on deferred acquisition costs and present value of future profits.

              Amortization of the discount or premium from the purchase of mortgage-backed bonds is recognized using a level-yield method which considers the estimated timing and amount of prepayments of the underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments previously anticipated and the actual prepayments received and currently anticipated. When such a difference occurs, the net investment in the mortgage-backed bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond, with a corresponding charge or credit to interest income (the "retrospective method").

              Investment income is recorded when earned. Realized capital gains and losses on the sale of investments are determined on the basis of specific costs of investments and are credited or charged to income.

              A realized loss is recognized and charged against income if the Company's carrying value in a particular investment in the available-for-sale category has experienced a significant decline in market value that is deemed to be other than temporary.

              MORTGAGE LOANS AND POLICY LOANS

              Mortgage loans and policy loans are carried at their unpaid principal balances. An allowance for mortgage loan losses is established based on an evaluation of the mortgage loan portfolio, past credit loss experience, and current economic conditions.

              Reserves for loans are established when the Company determines that collection of all amounts due under the contractual terms is doubtful and are calculated in conformity with Statement of Financial Accounting Standards (SFAS) No. 114, Accounting by Creditors for Impairment of a Loan, as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures.

              The Company had no impaired loans, and the valuation allowance for potential losses on mortgage loans was $40,000 and $10,000, at December 31, 1999 and 1998, respectively.

              CASH AND CASH EQUIVALENTS

              Cash and cash equivalents include currency and demand deposits in banks, U.S. Treasury bills, money market accounts, and commercial paper with maturities under 90 days, which are not otherwise restricted.

              SEPARATE ACCOUNT ASSETS

              Separate accounts contain segregated assets of the Company that are specifically assigned to variable annuity policyholders in the separate accounts and are not available to other creditors of the Company. The earnings of separate account investments are also assigned to the policyholders in the separate accounts, and are not guaranteed or supported by the other general investments of the Company. The Company earns mortality and expense risk fees from the separate accounts and assesses withdrawal charges in the event of early withdrawals. Separate accounts assets are valued at fair market value.

              In order to provide for optimum policyholder returns and to allow for the replication of the investment performance of existing "cloned" mutual funds, the Company has periodically transferred capital to the separate accounts to provide for the initial purchase of investments in new portfolios. As additional funds have been received through policyholder deposits, the Company has periodically reduced its capital investment in the separate accounts. The Company's capital investment in the separate accounts as of December 31, 1999 and 1998, is presented in note 3.

              DEFERRED POLICY ACQUISITION COSTS

              The costs of acquiring new business which vary with and are directly related to the production of new business, principally commissions, premium taxes, sales costs, and certain policy issuance and underwriting costs, are deferred. The Company sets a limit on the deferral of acquisition costs incurred from internal marketing and wholesaling operations in any year at 1% to 1.5% of premiums and deposits receipts, varying according to specific product. This limit is based on typical market rates of independent marketing service and wholesaling organizations. This practice also avoids possible deferral of costs in excess of amounts recoverable.

              The costs deferred are amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities gains and losses, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of deferred policy acquisition costs is adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from the inception of the policies and contracts. The amortization and adjustments resulting from unrealized gains and losses are not recognized currently in income but as an offset to the accumulated other comprehensive income component of shareholder's equity. The amortization period is the remaining life of the policies, which is estimated to be 20 years from the date of original policy issue.

              The components of deferred policy acquisition costs are shown below:

                                                                                   1999          1998          1997
                                                                                ------------  ------------  ------------
                                                                                            (IN THOUSANDS)
              Deferred policy acquisition costs, beginning of period
                                                                             $      9,142         6,774         3,321
              Commissions and expenses deferred                                     2,815         3,411         3,917
              Amortization                                                           (383)         (530)         (320)
              Deferred policy acquisition costs attributable to
                  unrealized depreciation (appreciation)                            3,519          (513)         (144)
                                                                                ------------  ------------  ------------

                    Deferred policy acquisition costs, end
                     of period                                               $     15,093         9,142         6,774
                                                                                ============  ============  ============

              Costs expensed that exceeded the established deferred
                  limit                                                      $        382           231            6
                                                                                ===========   ============ =============


              PURCHASE RELATED INTANGIBLE ASSETS AND LIABILITIES

              In accordance with the purchase method of accounting for business combinations, two intangible assets and a future payable related to accrued purchase price consideration were established as of the date the Company was purchased by GALIC.

                  Present Value of Future Profits

                  The Company established an intangible asset which represents the present value of future profits (PVFP) to be derived from both the purchased and transferred blocks of business. Certain estimates were utilized in the computation of this asset, including estimates of future policy retention, investment income, interest credited to policyholders, surrender fees, mortality costs, and policy maintenance costs, discounted at a pretax rate of 18% (12% net after tax).

                  In addition, as the Company has the option of retaining its single premium deferred annuity (SPDA) policies after they reach their next interest rate reset date and are recaptured from OakRe, a component of this asset represents estimates of future profits on recaptured business. This asset will be amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities appreciation and depreciation, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of PVFP will be adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from the inception. The amortization and adjustments resulting from unrealized appreciation and depreciation is not recognized currently in income but as an offset to the accumulated other comprehensive income of shareholder's equity. The amortization period is the remaining life of the policies, which is estimated to be 20 years from the date of original policy issue.

                  Based on current assumptions, amortization of the original in-force PVFP asset, expressed as a percentage of the original in-force asset, is projected to be 5.5%, 4.9%, 4.5%, 4.2%, and 4.2% for the years ended December 31, 2000 through 2004, respectively. Actual amortization incurred during these years may be more or less as assumptions are modified to incorporate actual results. The average crediting rate on the original in-force PVFP asset is 6.4% for 1999, 1998 and 1997.

                  The components of PVFP are shown below:

                                                                                    1999         1998         1997
                                                                                 ------------  ----------  ------------
                                                                                            (IN THOUSANDS)
                  PVFP - beginning of period                                  $       854         900          1,178
                  Interest credited                                                    62          66             69
                  Amortization                                                       (103)       (120)           (82)
                  PVFP attributable to unrealized
                      depreciation (appreciation)                                     927           8           (265)
                                                                                 ------------  ----------  ------------
                         PVFP - end of period                                 $     1,740         854            900
                                                                                 ============  ==========  ============


                  Goodwill

                  Under the push-down method of purchase accounting, the excess of purchase price over the fair value of tangible and intangible assets and liabilities acquired is established as an asset and referred to as goodwill. The Company has elected to amortize goodwill on the straight-line basis over a 20-year period.

                  The components of goodwill are shown below:

                                                                                  1999          1998          1997
                                                                               ------------  ------------  ------------
                                                                                           (IN THOUSANDS)

                  Goodwill - beginning of period                             $     1,813         1,923         2,034
                  Amortization                                                      (111)         (110)         (111)
                  Experience adjustment to future purchase price
                      payable to OakRe                                               (71)           --            --
                                                                               ------------  ------------  ------------

                           Goodwill - end of period                          $     1,631         1,813         1,923
                                                                               ============  ============  ============



                  Future Payable

                  Pursuant to the financial reinsurance agreement with OakRe, the receivable from OakRe becomes due in installments when the SPDA policies reach their next crediting rate reset date. For any recaptured policies that continue in force with OakRe into the next rate guarantee period, the Company will pay a commission to OakRe of 1.75% up to 40% of policy account values originally reinsured and 3.5% thereafter. On policies that are recaptured and subsequently exchanged to a variable annuity policy, the Company will pay a commission to OakRe of 0.50%.

                  The Company has recorded a future payable that represents the present value of the anticipated future commission payments payable to OakRe over the remaining life of the financial reinsurance agreement discounted at an estimated borrowing rate of 6.5%. This liability represents a contingent purchase price payable for the policies transferred to OakRe on the purchase date and has been pushed down to the Company through the financial reinsurance agreement. The Company expects that this payable will be substantially extinguished by the end of the year 2000.

                  The components of this future payable are shown below:

                                                                                        1999        1998       1997
                                                                                      ----------  ---------- ----------
                                                                                               (IN THOUSANDS)
                  Future payable - beginning of period                              $     342         565        683
                  Interest added                                                           20          29         41
                  Payment to Oak Re                                                      (119)       (252)      (159)
                  Experience adjustment to future purchase price payable
                      to OakRe                                                            (71)         --         --
                                                                                      ----------  ---------- ----------

                           Future payable - end of period                           $     172         342        565
                                                                                      ==========  ========== ==========

              DEFERRED TAX ASSETS AND LIABILITIES

              Xerox Financial Services, Inc. (XFSI) (previous parent of the company) and GALIC agreed to file an election to treat the acquisition of the Company as an asset acquisition under the provisions of Internal Revenue Code Section 338(h)(10). As a result of that election, the tax basis of the Company's assets as of the date of acquisition was revalued based upon fair market values as of June 1, 1995. The principal effect of the election was to establish a tax asset on the tax-basis balance sheet of approximately $2.9 million for the value of the business acquired that is amortizable for tax purposes over ten to fifteen years.

              POLICYHOLDER DEPOSITS

              The Company recognizes its liability for policy amounts that are not subject to policyholder mortality nor longevity risk at the stated contract value, which is the sum of the original deposit and accumulated interest, less any withdrawals. The average weighted interest crediting rate on the Company's policyholder deposits as of December 31, 1999 was 5.96%.

              FUTURE POLICY BENEFITS

              Reserves are held for future policy annuity benefits that subject the Company to risks to make payments contingent upon the continued survival of an individual or couple (longevity risk). These reserves are valued at the present value of estimated future benefits discounted for interest, expenses, and mortality. The assumed mortality is the 1983 Individual Annuity Mortality Tables discounted at 4.50% to 8.00%, depending upon year of issue.

              Current mortality benefits payable are recorded for reported claims and estimates of amounts incurred but not reported.

              PREMIUM REVENUE

              The Company recognizes premium revenue at the time of issue on annuity policies that subject it to longevity risks. Amounts collected on annuity policies not subject to longevity risk are recorded as increases in the policyholder deposits liability. For term and single premium variable life products, premiums are recognized as revenue when due.

              OTHER INCOME

              Other income consists primarily of policy surrender charges.

              FEDERAL INCOME TAXES

              Beginning in 1997, the Company files a consolidated income tax return with its immediate parent, CFSLIC. Allocations of federal income taxes are based upon separate return calculations.

              Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

              COMPREHENSIVE INCOME

              The Company reports and presents comprehensive income and its components in accordance with SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 has no impact on the Company's consolidated net income or shareholder's equity. The Company's only component of accumulated other comprehensive income relates to unrealized appreciation and depreciation on debt and equity securities held as available-for-sale.

              RISKS AND UNCERTAINTIES

              In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

              The following elements of the financial statements are most affected by the use of estimates and assumptions:

                  -   Investment valuation

                  -   Amortization of deferred policy acquisition costs

                  -   Amortization of present value of future profits

                  -   Recoverability of goodwill

              The fair value of the Company's investments is subject to the risk that interest rates will change and cause a temporary increase or decrease in the liquidation value of debt securities. To the extent that fluctuations in interest rates cause the cash flows of assets and liabilities to change, the Company might have to liquidate assets prior to their maturity and recognize a gain or loss. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques which attempt to control the risks presented by differences in the probable cash flows and reinvestment of assets with the timing of crediting rate changes in the Company's policies and contracts. Changes in the estimated prepayments of mortgage-backed securities also may cause retrospective changes in the amortization period of securities and the related recognition of income.

              The amortization of deferred policy acquisition costs is based on estimates of long-term future gross profits from existing policies. These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the deferred expense.

              In a similar manner, the amortization of PVFP is based on estimates of long-term future profits from existing and recaptured policies. These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the asset.

              The Company has considered the recoverability of goodwill and has concluded that no circumstances have occurred which would give rise to impairment of goodwill at December 31, 1999.

              FAIR VALUE OF FINANCIAL INSTRUMENTS

              SFAS No. 107, Disclosures About Fair Value of Financial Instruments, applies fair value disclosure practices with regard to financial instruments, both assets and liabilities, for which it is practical to estimate fair value. In cases where quoted market prices are not readily available, fair values are based on estimates that use present value or other valuation techniques.

              These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, might not be realized in the immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Because of this, and further because a value of a business is also based upon its anticipated earning power, the aggregate fair value amounts presented do not represent the underlying value of the Company.

              The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

                  Cash and Cash Equivalents, Short-term Investments, and Accrued Investment Income

                  The carrying value amounts reported in the balance sheets for these instruments approximate their fair values. Short-term debt securities are considered "available-for-sale" and are carried at fair value.

                  Investments Securities and Mortgage Loans
                  (Including Mortgage-backed Securities)

                  Fair values of debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair value estimates are obtained from independent pricing services. In some cases, such as private placements, certain mortgage-backed securities, and mortgage loans, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments (see note 3 for fair value disclosures).

                  Policy Loans

                  Fair values of policy loans approximate carrying value as the interest rates on the majority of policy loans are reset periodically and therefore approximate current interest rates.

                  Investment Contracts

                  The Company's policy contracts require the beneficiaries to commence receipt of payments by the later of age 85 or 10 years after purchase, and substantially all contracts permit earlier surrenders, generally subject to fees and adjustments. Fair values for the Company's liabilities for investment type contracts (policyholder deposits) are estimated as the amount payable on demand. As of December 31, 1999 and 1998, the cash surrender value of policyholder deposits was $4,058,740 and $4,707,689, respectively, less than their stated carrying value. Of the contracts permitting surrender, substantially all provide the option to surrender without fee or adjustment during the 30 days following reset of guaranteed crediting rates. The Company has not determined a practical method to determine the present value of this option.

                  All of the Company's deposit obligations are fully guaranteed by its parent GALIC, and the receivable from OakRe equal to the SPDA obligations is guaranteed by OakRe's parent, XFSI.

              REINSURANCE

              Effective July 25, 1999, the Company entered into a modified coinsurance reinsurance agreement with Metropolitan Life Insurance Company (MetLife). Under the reinsurance agreement, the Company ceded life insurance and annuity business that was issued or renewed from July 25, 1999 through December 31, 1999 to MetLife amounting to $15 million. Net earnings to MetLife from that business are experience refunded to the Company. The agreement does not meet the conditions for reinsurance accounting under GAAP. In substance, the agreement represents a guarantee by MetLife of new business and renewed SPDA business during this period. There was no impact on the Company's financial statements resulting from the reinsurance transaction with MetLife.

              On June 1, 1995, when Cova Corporation purchased the Company, then known as Xerox Financial Life Insurance Company (XFLIC), from XFSI, a wholly owned subsidiary of Xerox Corporation, it entered into a financing reinsurance transaction with OakRe Life Insurance Company (OakRe), then a subsidiary of XFLIC, for OakRe to assume the economic benefits and risks of the existing SPDA deposits of XFLIC. Ownership of OakRe was retained by XFSI subsequent to the sale of XFLIC and other affiliates.

              In substance, terms of the agreement have allowed the seller, XFSI, to retain substantially all of the existing financial benefits and risks of the existing business, while the purchaser, GALIC, obtained the corporate operating and product licenses, marketing, and administrative capabilities of the Company and access to the retention of the policyholder deposit base that persists beyond the next crediting rate reset date.

              The financing reinsurance agreement entered into with OakRe as condition to the purchase of the Company does not meet the criteria for reinsurance accounting under GAAP. The net assets initially transferred to OakRe were established as a receivable and are subsequently increased as interest accrued on the underlying deposits and decrease as funds are transferred back to the Company when policies reach their crediting rate reset date or benefits are claimed. The receivable from OakRe to the Company that was created by this transaction will be liquidated over the remaining crediting rate guaranty periods which will be substantially expired by mid-year 2000, and completely by mid-year 2002. The liquidations transfer cash daily in the amount of the then current account value, less a recapture commission fee to OakRe on policies retained beyond their 30-day-no-fee surrender window by the Company, upon the next crediting rate reset date of each annuity policy. The Company may then reinvest that cash for those policies that are retained and thereafter assume the benefits and risks of those deposits.

              In the event that both OakRe and XFSI default on the receivable, the Company may draw funds from a standby bank irrevocable letter of credit established by XFSI in the amount of $500 million. No funds were drawn on this letter of credit since inception of the agreement.

              The impact of reinsurance on the December 31, 1999 financial statements is not considered material.

              RECENTLY ISSUED ACCOUNTING STANDARD

              SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, issued in June 1998, requires all derivative financial instruments to be recorded on the balance sheet at estimated fair value. The Company's present accounting policies applies such accounting treatment only to marketable securities as defined under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and to off-balance sheet derivative instruments. SFAS No. 133 will broaden the definition of derivative instruments to include all classes of financial assets and liabilities. It also will require separate disclosure of identifiable derivative instruments embedded in hybrid securities. The change in the fair value of derivative instruments is to be recorded each period either in current earnings or other comprehensive income, depending on whether a derivative is designed as part of a hedge transaction and, if it is, on the type of hedge transaction.

              In June 1999, the FASB issued SFAS No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133. SFAS No. 137 defers for one year the effective date of Statement of SFAS No 133, Accounting for Derivative Instruments and Hedging Activities. The Company plans to adopt the provision of SFAS No. 133 effective January 1, 2001. At this time the Company does not believe it will have a material effect on the Company's consolidated financial position or results of operations.

              OTHER

              Certain 1998 and 1997 amounts have been reclassified to conform to the 1999 presentation.

  (3)   INVESTMENTS

        The Company's investments in debt securities and short-term investments are considered available-for-sale and carried at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of shareholder's equity. The amortized cost, estimated fair value, and carrying value of investments at December 31, 1999 and 1998, are as follows:

                                                                              1999
                                         -------------------------------------------------------------------------------
                                                              GROSS           GROSS         ESTIMATED
                                           AMORTIZED       UNREALIZED      UNREALIZED         FAIR          CARRYING
                                              COST            GAINS          LOSSES           VALUE           VALUE
                                         ---------------  --------------  --------------  --------------  --------------
                                                                         (IN THOUSANDS)
        Debt securities:
           Government agency
              obligations              $       1,702              19               --            1,721           1,721
           Corporate securities               76,444              30           (4,756)          71,718          71,718
           Mortgage-backed
              securities                       8,272               1             (202)           8,071           8,071
           Asset backed securities            15,272              --           (1,214)          14,058          14,058
                                         ---------------  --------------  --------------  --------------  --------------

             Total debt securities           101,690              50           (6,172)          95,568          95,568
             Mortgage loans (net)              5,439              --              (70)           5,369           5,439
             Policy loans                        938              --               --              938             938
                                         ---------------  --------------  --------------  --------------  --------------

               Total investments       $     108,067              50           (6,242)         101,875         101,945
                                         ===============  ==============  ==============  ==============  ==============

        Company's beneficial
           interest in separate
           accounts                    $           5             --              --                  5              5
                                         ===============  ==============  ==============  ==============  ==============


                      COVA FINANCIAL LIFE INSURANCE COMPANY
           (a wholly owned subsidiary of Cova Financial Services Life
                               Insurance Company)

                          Notes to Financial Statements

                        December 31, 1999, 1998, and 1997



                                                                              1998
                                         -------------------------------------------------------------------------------
                                                              GROSS           GROSS         ESTIMATED
                                           AMORTIZED       UNREALIZED      UNREALIZED         FAIR          CARRYING
                                              COST            GAINS          LOSSES           VALUE           VALUE
                                         ---------------  --------------  --------------  --------------  --------------
                                                                         (IN THOUSANDS)
        Debt securities:
           U.S. treasury securities    $         100               1               --              101            101
           Government agency
              obligations                      3,471              74               --            3,545          3,545
           Corporate securities               70,883           1,384             (406)          71,861         71,861
           Mortgage-backed
               securities                     11,789              87              (32)          11,844         11,844
           Asset-backed securities            12,985             349              (27)          13,307         13,307
                                         ---------------  --------------  --------------  --------------  --------------

             Total debt securities            99,228           1,895             (465)         100,658        100,658
             Mortgage loans (net)              5,245             204               --            5,449          5,245
             Policy loans                      1,223              --               --            1,223          1,223
                                         ---------------  --------------  --------------  --------------  --------------

             Total investments         $     105,696           2,099             (465)         107,330        107,126
                                         ===============  ==============  ==============  ==============  ==============

        Company's beneficial
           interest in separate
           accounts                    $           2             --                --                2              2
                                         ===============  ==============  ==============  ==============  ==============

        The amortized cost and estimated fair value of debt securities at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities will be substantially shorter than their contractual maturity because they require monthly principal installments and mortgagees may prepay principal.

                                                                            ESTIMATED
                                                           AMORTIZED           FAIR
                                                              COST            VALUE
                                                         ---------------  ---------------
                                                                 (IN THOUSANDS)
        Less than one year                             $         3,573            3,573
        Due after one year through five years                   33,093           31,752
        Due after five years through ten years                  39,035           35,583
        Due after ten years                                     17,717           16,589
        Mortgage-backed securities                               8,272            8,071
                                                         ---------------  ---------------

                 Total                                 $       101,690           95,568
                                                         ===============  ===============


        At December 31, 1999, approximately 94.2% of the Company's debt securities are investment grade or are nonrated but considered to be of investment grade. Of the 5.8% noninvestment grade debt securities, 5.7% are rated as BB or its equivalent, and 0.1% are rated B or its equivalent.

        The Company had one impaired debt security, which became nonincome producing in 1999. The Company had no impaired investments, and all debt securities were income producing in 1998

        The components of investment income, realized gains (losses), and unrealized appreciation are as follows:

                                                                                  1999           1998          1997
                                                                               ------------  -------------  ------------
                                                                                            (IN THOUSANDS)
        Income on debt securities                                           $      7,119         6,928          6,575
        Income on cash and cash equivalents                                          185           305            186
        Interest on mortgage loans                                                   401           308             32
        Income on policy loans                                                        82            92             83
        Miscellaneous interest                                                         1             2             --
                                                                               ------------  -------------  ------------

        Total investment income                                                    7,788         7,635          6,876

        Investment expenses                                                         (125)         (119)          (115)
                                                                               ------------  -------------  ------------

                 Net investment income                                      $      7,663         7,516          6,761
                                                                               ============  =============  ============

        Net realized capital (losses) gains -
            debt securities                                                 $       (452)          178            158
                                                                               ============  =============  ============

        Unrealized (depreciation) appreciation is as follows:
               Debt securities                                              $     (6,122)        1,430            633
               Short-term investments                                                 --            --              3
               Effects on deferred acquisition
                 costs amortization                                                2,793          (726)          (213)
               Effects on PVFP amortization                                          735          (192)          (200)
                                                                               ------------  -------------  ------------

               Unrealized (depreciation) appreciation
                 before income tax                                                (2,594)          512            223

               Unrealized income tax benefit (expense)                               908          (179)           (78)
                                                                               ------------  -------------  ------------

                 Net unrealized appreciation (depreciation) on
                   investments                                              $     (1,686)          333            145
                                                                               ============  =============  ============


        Proceeds from sales, redemptions, and paydowns of investments in debt securities during 1999 were $25,986,787. Gross gains of $165,919 and gross losses of $618,025 were realized on those sales. Included in these amounts were $25,816 of gross gains and $19,890 of gross losses realized on the sale of noninvestment grade securities. Net realized losses include a 1999 impairment adjustment totaling approximately $493,244 related to one debt security held by the Company.

        Proceeds from sales, redemptions, and paydowns of investments in debt securities during 1998 were $50,660,583. Gross gains of $591,755 and gross losses of $413,588 were realized on those sales. Included in these amounts were $133,138 of gross gains and $106,165 of gross losses realized on the sale of noninvestment grade securities.

        Proceeds from sales, redemptions, and paydowns for investments in debt securities during 1997 were $25,379,783. Gross gains of $166,335 and gross losses of $8,658 were realized on those sales. Included in these amounts were $47,391 of gross gains and $7,300 of gross losses realized on the sale of noninvestment grade securities.

  (4)   SECURITY GREATER THAN 10% OF SHAREHOLDER'S EQUITY

        As of December 31, 1999 and 1998, the Company held the following individual mortgage loan which exceeded 10% of shareholder's equity:

                                                    1999             1998
                                               ---------------  ---------------
        Colonial Realty, at carrying value   $     1,998,296        1,997,287
                                               ===============  ===============


  (5)   COMPREHENSIVE INCOME

        The components of comprehensive income are as follows:

                                                                                    1999          1998         1997
                                                                                 ------------  ------------ ------------
                                                                                             (IN THOUSANDS)
        Net income                                                             $        160        810           443
                                                                                 ------------  ------------ ------------

        Other comprehensive income (loss), before tax -
            Unrealized appreciation (depreciation) on
               Investments arising during period:
                 Unrealized (depreciation) appreciation
                     on investments                                                  (7,100)       616           472
                 Adjustment to deferred acquisition
                   costs attributable to unrealized
                   depreciation (appreciation)                                        3,308       (398)         (108)
                 Adjustment to PVFP attributable to
                   unrealized depreciation (appreciation)                               872          6          (198)
                                                                                 ------------  ------------ ------------

                       Total unrealized (depreciation) appreciation on
                          investments arising during period                          (2,920)       224           166
                                                                                 ------------  ------------ ------------

        Less reclassification adjustments for realized losses (gains) included in net income:
               Adjustment for losses (gains) included in
                 net realized (losses) gains on sales
                 of investments                                                         452       (178)         (158)
               Adjustment for (gains) losses included in
                 amortization of deferred acquisition costs                            (211)       115            36
               Adjustment for (gains) losses included in
                 amortization of PVFP                                                   (55)        (2)           67
                                                                                 ------------  ------------ ------------

                       Total reclassification adjustments for losses (gains)
                          included in net income                                        186        (65)          (55)
                                                                                 ------------  ------------ ------------

        Other comprehensive (loss) income, before related income tax
            (benefits) expense                                                       (3,106)       289           221

        Related income tax (benefit) expense                                         (1,087)       101            77
                                                                                 ------------  ------------ ------------

                       Other comprehensive (loss) income, net of tax                 (2,019)       188           144
                                                                                 ------------  ------------ ------------

                       Comprehensive (loss) income                             $     (1,859)       998           587
                                                                                 ============  ============ ============


  (6)   POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS

        The Company has no direct employees and no retired employees. All personnel used to support the operations of the Company are supplied by contract by Cova Life Management Company (CLMC), a wholly owned subsidiary of Cova Corporation. The Company is allocated a portion of certain health care and life insurance benefits for future retired employees of CLMC. In 1999, 1998, and 1997, the Company was allocated a portion of benefit costs including severance pay, accumulated vacations, and disability benefits. At December 31, 1999, CLMC had no retired employees nor any employees fully eligible for retirement, and had no disbursements for such benefit commitments. The expense arising from these allocations is not material.

  (7)   INCOME TAXES

        The Company will file a consolidated federal income tax return with its immediate parent, CFSLIC. Income taxes are recorded in the statements of earnings and directly in certain shareholder's equity accounts. Income tax expense for the years ended December 31 was allocated as follows:

                                                                                          1999        1998       1997
                                                                                        ----------  ---------  ---------
                                                                                                (IN THOUSANDS)
        Statements of income:
            Operating income (excluding realized investment gains)                    $      179       215        250
            Realized investment gains                                                         15        62         55
                                                                                        ----------- ---------  ---------

                 Income tax expense included in the statements of
                   income                                                                    194       277        305

        Shareholder's equity - change in deferred federal income taxes
            related to unrealized (depreciation) appreciation on securities               (1,087)      101         77
                                                                                        ----------- ---------  ---------

                 Total income tax (benefit) expense                                   $     (893)      378        382
                                                                                        =========== =========  =========

        The actual federal income tax expense differed from the expected tax expense computed by applying the U.S. federal statutory rate to income before taxes on income as follows:

                                                                1999                  1998                 1997
                                                        --------------------  --------------------  --------------------
                                                                                (IN THOUSANDS)
        Computed expected tax expense                 $   124       35.0%    $  380       35.0%    $  262       35.0%
        Dividends received deduction - separate
            account                                      (115)     (32.5)      (150)     (13.9)        --         --
        Amortization of intangible assets                  39       11.0         39        3.6         39        5.2
        Valuation allowance for permanent
            impairments                                   173       48.9         --         --         --        --
        Other                                             (27)      (7.6)         8        0.8          4        0.5
                                                        --------  ----------  --------  ----------  --------  ----------
                   Total                              $   194       54.8%    $  277       25.5%    $  305       40.7%
                                                        ========  ==========  ========  ==========  ========  ==========



        The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1999 and 1998 are as follows:

                                                                                                  1999         1998
                                                                                               ------------ ------------
                                                                                                    (IN THOUSANDS)
        Deferred tax assets:
            Tax basis of intangible assets purchased                                         $       569          624
            Liability for commission on recaptures                                                    60          120
            Policy reserves                                                                        2,678        2,477
            DAC "Proxy Tax"                                                                        1,383        1,252
            Permanent impairments                                                                    173           --
            Unrealized depreciation in investments                                                   908           --
            Other deferred tax assets                                                                165         (359)
                                                                                               ------------ ------------

                   Total deferred tax assets                                                       5,936        4,114
            Valuation allowance                                                                     (173)           --
                                                                                               ------------ ------------
                   Total deferred tax assets, net of valuation allowance                           5,763        4,114
                                                                                               ------------ ------------

        Deferred tax liabilities:
            Unrealized appreciation in investments                                                    --          179
            PVFP                                                                                     226          150
            Deferred acquisition costs                                                             4,305        3,200
                                                                                               ------------ ------------

                   Total deferred tax liabilities                                                  4,531        3,529
                                                                                               ------------ ------------

                   Net deferred tax asset                                                    $     1,232          585
                                                                                               ============ ============

        A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. As of December 31, 1999, the Company has provided a 100% valuation allowance against the deferred tax asset related to the permanent impairments.

  (8)   RELATED-PARTY TRANSACTIONS

        On December 31, 1997, Cova Life Management Company (CLMC) and Navisys Incorporated (Navisys), both affiliated companies, purchased certain assets of Johnson & Higgins/Kirke Van Orsdel, Inc. (J&H/KVI), an unaffiliated Delaware corporation, for $2,500,000, and merged them into Cova Life Administrative Service Company (CLASC), a joint subsidiary of CLMC and Navisys. Navisys purchased 51% of CLASC, and the remaining 49% was purchased by CLMC. The purchased assets are the administrative and service systems and organization that provide the policy service functions for the Company's life and annuity products. On October 31, 1999, CLMC purchased the remaining 51% interest in CLASC from Navisys for $1,184,414.

        The Company has entered into management, operations, and servicing agreements with its affiliated companies. The affiliated companies are CLMC, a Delaware corporation, which provides management services and the employees necessary to conduct the activities of the Company; Conning Asset Management, which provides investment advice; and CLASC, which provides underwriting, policy issuance, claims, and other policy administration functions. Additionally, a portion of overhead and other corporate expenses is allocated by the Company's parent, GALIC. Expenses and fees paid to affiliated companies in 1999, 1998, and 1997 by the Company were $2,496,782, $1,587,833, and $396,806, respectively.



  (9)   STATUTORY SURPLUS AND DIVIDEND RESTRICTION

        GAAP differs in certain respects from accounting practices prescribed or permitted by insurance regulatory authorities (statutory accounting principles).

        The major differences arise principally from the immediate expense recognition of policy acquisition costs and intangible assets for statutory reporting, determination of policy reserves based on different discount rates and methods, the recognition of deferred taxes under GAAP reporting, the nonrecognition of financial reinsurance for GAAP reporting, and the establishment of an asset valuation reserve as a contingent liability based on the credit quality of the Company's investment securities and an interest maintenance reserve as an unearned liability to defer the realized gains and losses of fixed income investments presumably resulting from changes to interest rates and amortize them into income over the remaining life of the investment sold under statutory accounting principles. In addition, adjustments to record the carrying values of debt securities and certain equity securities at estimated fair value are applied only under GAAP reporting and capital contributions in the form of notes receivable from an affiliated company are not recognized under GAAP reporting.

        Purchase accounting creates another difference as it requires the restatement of GAAP assets and liabilities to their established fair values at the date of purchase, and shareholder's equity to the net purchase price.
        Statutory accounting does not recognize the purchase method of accounting.

        As of December 31, the differences between statutory capital and surplus and shareholder's equity determined in conformity with GAAP were as follows:

                                                                                                  1999         1998
                                                                                               ------------ ------------
                                                                                                    (IN THOUSANDS)
        Statutory capital and surplus                                                        $     9,826       10,411
        Reconciling items:
            Statutory asset valuation reserve                                                        827        1,078
            Statutory interest maintenance reserve                                                   187          190
            GAAP investment adjustments to fair value                                             (6,122)       1,430
            GAAP deferred policy acquisition costs                                                15,093        9,142
            GAAP basis policy reserves                                                            (4,480)      (4,670)
            GAAP deferred federal income taxes (net)                                               1,232          585
            GAAP guarantee assessment adjustment                                                  (1,100)      (1,000)
            GAAP goodwill                                                                          1,631        1,813
            GAAP present value of future profits                                                   1,740          854
            GAAP future purchase price payable                                                      (172)        (342)
            GAAP investment valuation reserves                                                       (40)         (10)
            Other                                                                                      8            8
                                                                                               ------------ ------------
                   GAAP shareholder's equity                                                 $    18,630       19,489
                                                                                               ============ ============


        Statutory net loss for the years ended December 31, 1999, 1998, and 1997 was $1,478,513, $142,046, and $461,118, respectively.

        The maximum amount of dividends which can be paid by State of California insurance companies to shareholders without prior approval of the insurance commissioner is the greater of 10% of statutory surplus or statutory net gain from operations for the preceding year. The maximum dividend permissible during 2000 will be $702,615, which is 10% of the Company's December 31, 1999 statutory surplus of $7,026,153.

        The National Association of Insurance Commissioners has developed certain risk based capital (RBC) requirements for life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1999, the Company's Total Adjusted Capital and Authorized Control Level RBC were $10,653,128 and $1,705,480, respectively. This level of adjusted capital qualifies under all tests.

(10)    GUARANTY FUND ASSESSMENTS

        The Company participates with life insurance companies licensed in California in an association formed to guaranty benefits to policyholders of insolvent life insurance companies. Under state law, as a condition for maintaining the Company's authority to issue new business, the Company is contingently liable for its share of claims covered by the guaranty association for insolvencies incurred through 1999, but for which assessments have not yet been determined or assessed, to a maximum generally of 1% of statutory premiums per annum.

        In November 1999, the National Organization of Life and Health Guaranty Associations distributed a study of the major outstanding industry insolvencies, with estimates of future assessments by state. Based on this study, the Company has accrued a liability for $1.1 million in future assessments on insolvencies that occurred before December 31, 1999. Under the coinsurance agreement between the Company and OakRe (see note 1), OakRe is required to reimburse the Company for any future assessments that it pays which relate to insolvencies occurring prior to June 1, 1995. The Company paid $8,000, $33,505, and $460,167 in guaranty fund assessment in 1999, 1998, and 1997, respectively. These payments were substantially reimbursed by OakRe.

        At the same time, the Company is liable to OakRe for 80% of any future premium tax recoveries that are realized from any such assessments and may retain the remaining 20%. The credits to be retained were not material.

(11)    SUBSEQUENT EVENT

        The purchase of GenAmerica Corporation and subsidiary, including the Company, by MetLife was completed on January 6, 2000. On that date also, the Company's modified coinsurance agreement with MetLife was suspended for subsequent new business.

APPENDIX --
ILLUSTRATION OF POLICY VALUES



In order to show you how the Policy works, we created some hypothetical examples. In the first example, we chose a husband and wife age 55. In the second example, we chose a husband and wife age 65. Our hypothetical Insureds are non-smokers and in good health which means the Policy would be issued with preferred rates. For each of the two examples, we have illustrated all three available Death Benefit Options: Option A, Option B and Option C. We assumed ongoing annual premiums paid of $4,000 for the 55-year-old example and $8,500 for the 65-year-old example.

All of the illustrations that follow are based on the above. We also assumed the underlying investment portfolio had gross rates of return of 0%, 6% and 12%. This means that the underlying investment portfolio would earn these rates of return before the deduction of the Mortality and Expense Risk Charge (equivalent to .55% for Policy Years 1-10,.45% for Policy Years 11-20 and .35% thereafter) and advisory fee and operating expenses (equal to approximately .94%). When these costs are taken into account, the net annual investment return rates (net of an average of 1.49% for these charges) are approximately -1.49%, 4.51% and 10.51%. The Policy will lapse if you do not make additional premiums where 0% is used in the illustrations.

It is important to be aware that these illustrations assume a level rate of return for all years. If the actual rate of return moves up and down over the years instead of remaining level, this may make a big difference in the long-term investment results of your Policy. In order to properly show you how the Policy actually works, we calculated values for the Accumulation Account Value, Cash Surrender Value and Death Benefit.


We used the charges we described in the Expenses Section of this prospectus. These charges are:

(1) A Federal tax charge of 1.3% and a Premium Tax Charge of 2.35% of each premium paid;

(2) A first year Sales Charge of 15% of premium up to Target Premium, 5% of premium above Target Premium. (The Sales Charge decreases to 5% of premium paid in Policy Years 2-10 and 2% of premium paid in Policy Years 11 and thereafter);

(3) A Monthly Policy Charge of $25 for the first Policy year, decreasing to $6 per month thereafter;

(4) During the first ten years, a monthly Selection and Issue Expense Charge, generally ranging from four cents to one dollar per $1,000 of Face Amount;

(5) The Monthly Cost of Insurance Charge, based on both the current charges and the guaranteed charges;

(6) Any Surrender Charge which may be applicable in determining the Cash Surrender Values.

There is also a column labeled "Premiums Accumulated at 5% Interest Per Year." This shows how the annual premiums paid would grow if invested at 5% per year.

We will furnish you, upon request, a comparable personalized illustration reflecting the proposed Insureds' ages, risk classification, Face Amount, premiums paid and reflecting both the current cost of insurance and guaranteed cost of insurance.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 55, Female, Issue Age 55, Preferred Rate Class
      $4,000 Annual Premium Death Benefit Option A Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 0%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------

      1              4,200            2,630              1,674        250,000          2,630           1,674         250,000
      2              8,610            5,649              4,693        250,000          5,630           4,673         250,000
      3             13,241            8,623              7,666        250,000          8,552           7,596         250,000
      4             18,103           11,550             10,593        250,000         11,394          10,437         250,000
      5             23,208           14,431             13,474        250,000         14,147          13,191         250,000

      6             28,568           17,264             16,414        250,000         16,806          15,956         250,000
      7             34,196           20,050             19,412        250,000         19,361          18,724         250,000
      8             40,106           22,786             22,361        250,000         21,799          21,374         250,000
      9             46,312           25,476             25,260        250,000         24,102          23,890         250,000
     10             52,827           28,105             28,105        250,000         26,250          26,250         250,000

     15             90,630           43,271             43,271        250,000         36,782          36,782         250,000
     20            138,877           55,571             55,571        250,000         38,167          38,167         250,000
     25            200,454           62,660             62,660        250,000         17,859          17,859         250,000
     30            279,043           57,191             57,191        250,000              0               0               0


* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 55, Female, Issue Age 55, Preferred Rate Class
      $4,000 Annual Premium Death Benefit Option A Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 6%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              4,200            2,812              1,856        250,000          2,812           1,856         250,000
      2              8,610            6,199              5,242        250,000          6,178           5,222         250,000
      3             13,241            9,737              8,781        250,000          9,664           8,708         250,000
      4             18,103           13,434             12,477        250,000         13,268          12,312         250,000
      5             23,208           17,294             16,338        250,000         16,988          16,032         250,000

      6             28,568           21,324             20,474        250,000         20,823          19,973         250,000
      7             34,196           25,531             24,893        250,000         24,766          24,129         250,000
      8             40,106           29,920             29,495        250,000         28,810          28,385         250,000
      9             46,312           34,497             34,285        250,000         32,942          32,729         250,000
     10             52,827           39,269             39,269        250,000         37,144          37,144         250,000

     15             90,630           69,735             69,735        250,000         62,111          62,111         250,000
     20            138,877          106,317            106,317        250,000         86,054          86,054         250,000
     25            200,454          150,007            150,007        250,000        101,232         101,232         250,000
     30            279,043          201,903            201,903        250,000         89,061          89,061         250,000



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 55, Female, Issue Age 55, Preferred Rate Class
      $4,000 Annual Premium Death Benefit Option A Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 12%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              4,200            2,994              2,038        250,000          2,994           2,038         250,000
      2              8,610            6,771              5,814        250,000          6,750           5,793         250,000
      3             13,241           10,943              9,987        250,000         10,866           9,910         250,000
      4             18,103           15,552             14,596        250,000         15,376          14,420         250,000
      5             23,208           20,644             19,688        250,000         20,314          19,358         250,000

      6             28,568           26,266             25,416        250,000         25,717          24,867         250,000
      7             34,196           32,474             31,836        250,000         31,626          30,988         250,000
      8             40,106           39,327             38,902        250,000         38,082          37,657         250,000
      9             46,312           46,892             46,680        250,000         45,127          44,915         250,000
     10             52,827           55,242             55,242        250,000         52,810          52,810         250,000

     15             90,630          116,127            116,127        250,000        107,282         107,282         250,000
     20            138,877          216,283            216,283        250,000        194,555         194,555         250,000
     25            200,454          384,355            384,355        403,573        344,744         344,744         361,981
     30            279,043          661,233            661,233        694,294        588,261         588,261         617,675



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 55, Female, Issue Age 55, Preferred Rate Class
      $4,000 Annual Premium Death Benefit Option B Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 0%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              4,200            2,630              1,674        252,630          2,630           1,674         252,630
      2              8,610            5,649              4,693        255,649          5,629           4,672         255,629
      3             13,241            8,621              7,665        258,621          8,549           7,593         258,549
      4             18,103           11,547             10,591        261,547         11,385          10,429         261,385
      5             23,208           14,427             13,470        264,427         14,129          13,173         264,129

      6             28,568           17,258             16,408        267,258         16,773          15,923         266,773
      7             34,196           20,041             19,403        270,041         19,305          18,667         269,305
      8             40,106           22,773             22,348        272,773         21,709          21,284         271,709
      9             46,312           25,453             25,240        275,453         23,963          23,751         273,963
     10             52,827           28,077             28,077        278,077         26,044          26,044         276,044

     15             90,630           43,116             43,116        293,116         35,704          35,704         285,704
     20            138,877           54,745             54,745        304,745         34,451          34,451         284,451
     25            200,454           59,473             59,473        309,473          9,230           9,230         259,230
     30            279,043           47,649             47,649        297,649              0               0               0



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 55, Female, Issue Age 55, Preferred Rate Class
      $4,000 Annual Premium Death Benefit Option B Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 6%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              4,200            2,812              1,856        252,812          2,812           1,856         252,812
      2              8,610            6,198              5,242        256,198          6,177           5,221         256,177
      3             13,241            9,736              8,780        259,736          9,660           8,704         259,660
      4             18,103           13,431             12,475        263,431         13,257          12,301         263,257
      5             23,208           17,289             16,333        267,289         16,966          16,010         266,966

      6             28,568           21,317             20,467        271,317         20,780          19,930         270,780
      7             34,196           25,519             24,882        275,519         24,692          24,054         274,692
      8             40,106           29,902             29,477        279,902         28,687          28,262         278,687
      9             46,312           34,470             34,257        284,470         32,745          32,533         282,745
     10             52,827           39,228             39,228        289,228         36,841          36,841         286,841

     15             90,630           69,468             69,468        319,468         60,201          60,201         310,201
     20            138,877          104,639            104,639        354,639         77,775          77,775         327,775
     25            200,454          142,086            142,086        392,086         72,552          72,552         322,552
     30            279,043          170,673            170,673        420,673         12,545          12,545         262,545



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 55, Female, Issue Age 55, Preferred Rate Class
      $4,000 Annual Premium Death Benefit Option B Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 12%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              4,200            2,994              2,038        252,994          2,994           2,038         252,994
      2              8,610            6,770              5,814        256,770          6,749           5,792         256,749
      3             13,241           10,941              9,985        260,941         10,862           9,906         260,862
      4             18,103           15,549             14,593        265,549         15,364          14,408         265,364
      5             23,208           20,638             19,682        270,638         20,287          19,331         270,287

      6             28,568           26,256             25,406        276,256         25,664          24,814         275,664
      7             34,196           32,458             31,821        282,458         31,529          30,891         281,529
      8             40,106           39,302             38,877        289,302         37,914          37,489         287,914
      9             46,312           46,854             46,641        296,854         44,850          44,637         294,850
     10             52,827           55,182             55,182        305,182         52,365          52,365         302,365

     15             90,630          115,658            115,658        365,658        103,859         103,859         353,859
     20            138,877          212,719            212,719        462,719        175,807         175,807         425,807
     25            200,454          366,803            366,803        616,803        264,595         264,595         514,595
     30            279,043          601,942            601,942        851,942        351,086         351,086         601,086



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 55, Female, Issue Age 55, Preferred Rate Class
      $4,000 Annual Premium Death Benefit Option C Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 0%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              4,200            2,630              1,674        250,000          2,630           1,674         250,000
      2              8,610            5,649              4,693        250,000          5,630           4,673         250,000
      3             13,241            8,623              7,666        250,000          8,552           7,596         250,000
      4             18,103           11,550             10,593        250,000         11,394          10,437         250,000
      5             23,208           14,431             13,474        250,000         14,147          13,191         250,000

      6             28,568           17,264             16,414        250,000         16,806          15,956         250,000
      7             34,196           20,050             19,412        250,000         19,361          18,724         250,000
      8             40,106           22,786             22,361        250,000         21,799          21,374         250,000
      9             46,312           25,472             25,260        250,000         24,102          23,890         250,000
     10             52,827           28,105             28,105        250,000         26,250          26,250         250,000

     15             90,630           43,271             43,271        250,000         36,782          36,782         250,000
     20            138,877           55,571             55,571        250,000         38,167          38,167         250,000
     25            200,454           62,660             62,660        250,000         17,859          17,859         250,000
     30            279,043           57,191             57,191        250,000              0               0               0



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 55, Female, Issue Age 55, Preferred Rate Class
      $4,000 Annual Premium Death Benefit Option C Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 6%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              4,200            2,812              1,856        250,000          2,812           1,856         250,000
      2              8,610            6,199              5,242        250,000          6,178           5,222         250,000
      3             13,241            9,737              8,781        250,000          9,664           8,708         250,000
      4             18,103           13,434             12,477        250,000         13,268          12,312         250,000
      5             23,208           17,294             16,338        250,000         16,988          16,032         250,000

      6             28,568           21,324             20,474        250,000         20,823          19,973         250,000
      7             34,196           25,531             24,893        250,000         24,766          24,129         250,000
      8             40,106           29,920             29,495        250,000         28,810          28,385         250,000
      9             46,312           34,497             34,285        250,000         32,942          32,729         250,000
     10             52,827           39,269             39,269        250,000         37,144          37,144         250,000

     15             90,630           69,735             69,735        250,000         62,111          62,111         250,000
     20            138,877          106,317            106,317        250,000         86,054          86,054         250,000
     25            200,454          150,007            150,007        250,000        101,232         101,232         250,000
     30            279,043          201,880            201,880        253,408         89,061          89,061         250,000



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 55, Female, Issue Age 55, Preferred Rate Class
      $4,000 Annual Premium Death Benefit Option C Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 12%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              4,200            2,994              2,038        250,000          2,994           2,038         250,000
      2              8,610            6,771              5,814        250,000          6,750           5,793         250,000
      3             13,241           10,943              9,987        250,000         10,866           9,910         250,000
      4             18,103           15,552             14,596        250,000         15,376          14,420         250,000
      5             23,208           20,644             19,688        250,000         20,314          19,358         250,000

      6             28,568           26,266             25,416        250,000         25,717          24,867         250,000
      7             34,196           32,474             31,836        250,000         31,626          30,988         250,000
      8             40,106           39,327             38,902        250,000         38,082          37,657         250,000
      9             46,312           46,892             46,680        250,000         45,127          44,915         250,000
     10             52,827           55,242             55,242        250,000         52,810          52,810         250,000

     15             90,630          116,127            116,127        250,000        107,282         107,282         250,000
     20            138,877          215,722            215,722        340,956        193,301         193,301         305,519
     25            200,454          377,643            377,643        524,085        322,294         322,294         447,273
     30            279,043          633,541            633,541        795,246        505,222         505,222         634,175



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 65, Female, Issue Age 65, Preferred Rate Class
      $8,500 Annual Premium Death Benefit Option A Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 0%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------


                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              8,925            5,858              3,608        250,000          5,808           3,558         250,000
      2             18,296           12,346             10,096        250,000         12,093           9,843         250,000
      3             28,136           18,731             16,681        250,000         18,098          15,848         250,000
      4             38,468           25,012             22,762        250,000         23,800          21,550         250,000
      5             49,316           31,187             28,937        250,000         29,170          26,920         250,000

      6             60,707           37,252             35,252        250,000         34,173          32,173         250,000
      7             72,667           43,203             41,703        250,000         38,748          37,248         250,000
      8             85,226           49,034             48,034        250,000         42,855          41,855         250,000
      9             98,412           54,737             54,237        250,000         46,398          45,898         250,000
     10            112,258           60,302             60,302        250,000         49,282          49,282         250,000

     15            192,589           91,883             91,883        250,000         56,652          56,652         250,000
     20            295,114          112,804            112,804        250,000         23,334          23,334         250,000
     25            425,964          116,616            116,616        250,000              0               0               0
     30            592,967           85,554             85,554        250,000              0               0               0



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 65, Female, Issue Age 65, Preferred Rate Class
      $8,500 Annual Premium Death Benefit Option A Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 6%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              8,925            6,252              4,002        250,000          6,200           3,950         250,000
      2             18,296           13,539             11,289        250,000         13,276          11,026         250,000
      3             28,136           21,150             18,900        250,000         20,482          18,232         250,000
      4             38,468           29,095             26,845        250,000         27,797          25,547         250,000
      5             49,316           37,386             35,136        250,000         35,199          32,949         250,000

      6             60,707           46,034             44,034        250,000         42,658          40,658         250,000
      7             72,667           55,049             53,549        250,000         50,122          48,622         250,000
      8             85,226           64,444             63,444        250,000         57,560          56,560         250,000
      9             98,412           74,225             73,725        250,000         64,897          64,397         250,000
     10            112,258           84,404             84,404        250,000         72,055          72,055         250,000

     15            192,589          149,268            149,268        250,000        110,989         110,989         250,000
     20            295,114          227,940            227,940        250,000        139,753         139,753         250,000
     25            425,964          329,211            329,211        345,672        145,685         145,985         250,000
     30            592,967          454,752            454,752        459,299         68,400          68,400         250,000



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 65, Female, Issue Age 65, Preferred Rate Class
      $8,500 Annual Premium Death Benefit Option A Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 12%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              8,925            6,646              4,396        250,000          6,593           4,343         250,000
      2             18,296           14,782             12,532        250,000         14,508          12,258         250,000
      3             28,136           23,767             21,517        250,000         23,062          20,812         250,000
      4             38,468           33,688             31,438        250,000         32,300          30,050         250,000
      5             49,316           44,639             42,389        250,000         42,272          40,022         250,000

      6             60,707           56,726             54,726        250,000         53,031          51,031         250,000
      7             72,667           70,063             68,563        250,000         64,626          63,126         250,000
      8             85,226           84,778             83,778        250,000         77,138          76,138         250,000
      9             98,412          101,012            100,512        250,000         90,633          90,133         250,000
     10            112,258          118,924            118,924        250,000        105,209         105,209         250,000

     15            192,589          250,167            250,167        262,676        212,018         212,018         250,000
     20            295,114          466,769            466,769        490,108        398,131         398,131         418,038
     25            425,964          822,026            822,026        863,128        693,085         693,085         727,739
     30            592,967        1,404,536          1,404,536      1,418,581      1,169,582       1,169,582       1,181,278



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 65, Female, Issue Age 65, Preferred Rate Class
      $8,500 Annual Premium Death Benefit Option B Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 0%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              8,925            5,858              3,608        255,858          5,807           3,557         255,807
      2             18,296           12,344             10,094        262,344         12,079           9,829         262,079
      3             28,136           18,727             16,477        268,727         18,051          15,801         268,051
      4             38,468           25,004             22,754        275,004         23,684          21,434         273,684
      5             49,316           31,171             28,921        281,171         28,935          26,685         278,935

      6             60,707           37,225             35,225        287,225         33,748          31,748         283,748
      7             72,667           43,157             41,657        293,157         38,037          36,537         288,037
      8             85,226           48,958             47,958        298,958         41,735          40,735         291,735
      9             98,412           54,614             54,114        304,614         44,711          44,211         294,711
     10            112,258           60,111             60,111        310,111         46,825          46,825         296,825

     15            192,589           90,448             90,448        340,448         45,681          45,681         295,681
     20            295,114          102,830            102,830        352,830              0               0               0
     25            425,964           81,379             81,379        331,379              0               0               0
     30            592,967            4,977              4,977        254,977              0               0               0



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 65, Female, Issue Age 65, Preferred Rate Class
      $8,500 Annual Premium Death Benefit Option B Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 6%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              8,925            6,251              4,001        256,251          6,198           3,948         256,198
      2             18,296           13,538             11,288        263,538         13,261          11,011         263,261
      3             28,136           21,146             18,896        271,146         20,428          18,178         270,428
      4             38,468           29,086             26,836        279,086         27,660          25,410         277,660
      5             49,316           37,367             35,117        287,367         34,910          32,660         284,910

      6             60,707           46,000             44,000        296,000         42,116          40,116         292,116
      7             72,667           54,989             53,489        304,989         49,181          47,681         299,181
      8             85,226           64,340             63,340        314,340         56,020          55,020         306,020
      9             98,412           74,053             73,553        324,053         62,478          61,978         312,478
     10            112,258           84,125             84,125        334,125         68,384          68,384         318,384

     15            192,589          146,805            146,805        396,805         90,171          90,171         340,171
     20            295,114          207,305            207,305        457,305         63,091          63,091         313,091
     25            425,964          245,978            245,978        495,978              0               0               0
     30            592,967          229,727            229,727        479,727              0               0               0



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 65, Female, Issue Age 65, Preferred Rate Class
      $8,500 Annual Premium Death Benefit Option B Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 12%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              8,925            6,646              4,396        256,646          6,591           4,341         256,591
      2             18,296           14,780             12,530        264,780         14,491          12,241         264,491
      3             28,136           23,762             21,512        273,762         23,001          20,751         273,001
      4             38,468           33,676             31,426        283,676         32,139          29,889         282,139
      5             49,316           44,616             42,366        294,616         41,920          39,670         291,920

      6             60,707           56,682             54,682        306,682         52,347          50,347         302,347
      7             72,667           69,983             68,483        319,983         63,388          61,888         313,388
      8             85,226           84,637             83,637        334,637         75,029          74,029         325,029
      9             98,412          100,769            100,269        350,769         87,183          86,683         337,183
     10            112,258          118,517            118,517        368,517         99,744          99,744         349,774

     15            192,589          245,876            245,876        495,876        172,746         172,746         422,746
     20            295,114          436,339            436,339        686,339        231,356         231,356         481,356
     25            425,964          711,069            711,069        961,069        220,195         220,195         470,195
     30            592,967        1,093,250          1,093,250      1,343,250         50,538          50,538         300,538



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 65, Female, Issue Age 65, Preferred Rate Class
      $8,500 Annual Premium Death Benefit Option C Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 0%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              8,925            5,858              3,608        250,000          5,808           3,558         250,000
      2             18,296           12,346             10,096        250,000         12,093           9,843         250,000
      3             28,136           18,731             16,481        250,000         18,098          15,848         250,000
      4             38,468           25,012             22,762        250,000         23,800          21,550         250,000
      5             49,316           31,187             28,937        250,000         29,170          26,920         250,000

      6             60,707           37,252             35,252        250,000         34,173          32,173         250,000
      7             72,667           43,203             41,703        250,000         38,748          37,248         250,000
      8             85,226           49,034             48,034        250,000         42,855          41,855         250,000
      9             98,412           54,737             54,237        250,000         46,398          45,898         250,000
     10            112,258           60,302             60,302        250,000         49,282          49,282         250,000

     15            192,589           91,883             91,883        250,000         56,652          56,652         250,000
     20            295,114          112,804            112,804        250,000         23,334          23,334         250,000
     25            425,964          116,616            116,616        250,000              0               0               0
     30            592,967           85,554             85,554        250,000              0               0               0



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 65, Female, Issue Age 65, Preferred Rate Class
      $8,500 Annual Premium Death Benefit Option C Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 6%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              8,925            6,252              4,002        250,000          6,200           3,950         250,000
      2             18,296           13,539             11,289        250,000         13,276          11,026         250,000
      3             28,136           21,150             18,900        250,000         20,482          18,232         250,000
      4             38,468           29,095             26,845        250,000         27,797          25,547         250,000
      5             49,316           37,386             35,136        250,000         35,199          32,949         250,000

      6             60,707           46,034             44,034        250,000         42,658          40,658         250,000
      7             72,667           55,049             53,549        250,000         50,122          48,622         250,000
      8             85,226           64,444             63,444        250,000         57,560          56,560         250,000
      9             98,412           74,225             73,725        250,000         64,897          64,397         250,000
     10            112,258           84,404             84,404        250,000         72,055          72,055         250,000

     15            192,589          149,268            149,268        250,000        110,989         110,989         250,000
     20            295,114          226,850            226,850        285,305        139,753         139,753         250,000
     25            425,964          317,981            317,981        372,111        145,685         145,685         250,000
     30            592,967          421,993            421,993        466,066         68,400          68,400         250,000



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



APPENDIX --
ILLUSTRATION OF POLICY VALUES (continued)

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                    Flexible Premium Variable Life Insurance
                            Hypothetical Illustration
                                Joint & Survivor
         Male, Issue Age 65, Female, Issue Age 65, Preferred Rate Class
      $8,500 Annual Premium Death Benefit Option C Face Amount of $250,000
           Assuming Hypothetical Gross Annual Investment Return of 12%



                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                                                ----------------                               --------------------
                   Premiums
   End of         Accumulated     Accumulation           Cash                      Accumulation        Cash
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  -------      ---------------    ------------     --------------   ----------  -----------------  ------------  ----------------
      1              8,925            6,646              4,396        250,000          6,593           4,343         250,000
      2             18,296           14,782             12,532        250,000         14,508          12,258         250,000
      3             28,136           23,767             21,517        250,762         23,062          20,812         250,000
      4             38,468           33,688             31,438        250,000         32,300          30,050         250,000
      5             49,316           44,639             42,389        250,000         42,272          40,022         250,000

      6             60,707           56,726             54,726        250,000         53,031          51,031         250,000
      7             72,667           70,063             68,563        250,000         64,626          63,126         250,000
      8             85,226           84,778             83,778        250,000         77,138          76,138         250,000
      9             98,412          101,012            100,512        250,000         90,633          90,133         250,000
     10            112,258          118,924            118,924        250,000        105,209         105,209         250,000

     15            192,589          249,496            249,496        348,287        210,396         210,396         293,705
     20            295,114          456,791            456,791        574,497        364,755         364,755         458,745
     25            425,964          780,654            780,654        913,544        579,189         579,189         677,784
     30            592,967        1,278,265          1,278,265      1,411,767        880,213         880,213         972,143



* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.


The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and do not represent past or future investment results. The death benefit, Accumulation Account Value and Cash Surrender Value for a Policy may be more or less than those shown depending upon actual investment results. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                                  [back cover]

                                      COVA
                               A MetLife(R) Company




                         Marketing and Executive Office
                           One Tower Lane, Suite 3000
                        Oakbrook Terrace, IL 60181-4644
                                  800-523-1661




                           Variable Life Service Office
                                  P.O. Box 66757
                              St. Louis, MO 63166-6757
                                  800-357-4419









CC-4285 (5/00)          Policy Form Series CCP00204      21-RVUL-CAJT (5/00)